EXHIBIT 99.2

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Morgan Stanley
Securitized Products Group         [GRAPHIC OMITTED]               July 22, 2004
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                             Computational Materials

                                  $717,130,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                Series 2004-WMC2

                       Mortgage Pass-Through Certificates

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 1

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Morgan Stanley
Securitized Products Group         [GRAPHIC OMITTED]               July 22, 2004
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 2
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Morgan Stanley
Securitized Products Group         [GRAPHIC OMITTED]               July 22, 2004
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                           Approximately $717,130,000
               Morgan Stanley ABS Capital I Inc., Series 2004-WMC2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                              HomEq Servicing Corp
                                    Servicer

                             Transaction Highlights


----------------------------------------------------------------------------------------------------------------------------
                                       Expected                     Modified
                                       Ratings       Avg Life to    Duration                                      Initial
Offered                              (S&P/Fitch/        Call /     To Call Mty       Payment Window To         Subordination
Classes   Description  Balance(4)      Moody's)       Mty (1)(2)    (1)(2)(3)        Call / Mty (1)(2)             Level
-----------------------------------------------------------------------------------------------------------------------------
  A-1     Not Offered  565,874,000   AAA/AAA/Aaa     2.69 / 2.92        ***Not Offered***                         20.25%
  A-2       Floater    200,000,000   AAA/AAA/Aaa     2.68 / 2.89   2.58 / 2.77  09/04 - 08/12 / 09/04 - 08/21     20.25%
  A-3       Floater    155,750,000   AAA/AAA/Aaa     1.04 / 1.04   1.03 / 1.03  09/04 - 10/06 / 09/04 - 10/06     20.25%
  A-4       Floater     59,253,000   AAA/AAA/Aaa     2.91 / 2.91   2.85 / 2.85  10/06 - 10/08 / 10/06 - 10/08     20.25%
  A-5       Floater     63,200,000   AAA/AAA/Aaa     6.50 / 7.45   6.12 / 6.91  10/08 - 08/12 / 10/08 - 08/21     20.25%
  M-1       Floater     91,643,000    AA/AA/Aa2      5.35 / 5.91   5.06 / 5.52  11/07 - 08/12 / 11/07 - 05/19     13.25%
  M-2       Floater     68,732,000     A/A/A2        5.32 / 5.82   4.93 / 5.32  10/07 - 08/12 / 10/07 - 01/18      8.00%
  M-3       Floater     22,911,000    A-/A-/A3       5.32 / 5.74   4.89 / 5.22  10/07 - 08/12 / 10/07 - 06/16      6.25%
  B-1       Floater     19,638,000  BBB+/BBB+/Baa1   5.30 / 5.66   4.80 / 5.07  09/07 - 08/12 / 09/07 - 08/15      4.75%
  B-2       Floater     16,365,000   BBB/BBB/Baa2    5.30 / 5.56   4.79 / 4.98  09/07 - 08/12 / 09/07 - 09/14      3.50%
  B-3       Floater     19,638,000  BBB-/BBB-/Baa3   5.28 / 5.34   4.54 / 4.58  09/07 - 08/12 / 09/07 - 09/13      2.00%
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[TABLE CONTINUED]

---------------------
Offered
Classes    Benchmark
---------------------
  A-1     1 Mo. LIBOR
  A-2     1 Mo. LIBOR
  A-3     1 Mo. LIBOR
  A-4     1 Mo. LIBOR
  A-5     1 Mo. LIBOR
  M-1     1 Mo. LIBOR
  M-2     1 Mo. LIBOR
  M-3     1 Mo. LIBOR
  B-1     1 Mo. LIBOR
  B-2     1 Mo. LIBOR
  B-3     1 Mo. LIBOR
---------------------

Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----   (2)   Based on the pricing prepayment speed. See details below.
        (3)   Assumes pricing at par.
        (4)   Bond sizes subject to a variance of plus or minus 5%.

    Issuer:           Morgan Stanley ABS Capital I Inc. Trust 2004-WMC2.

    Depositor:        Morgan Stanley ABS Capital I Inc.

    Originator:       WMC Mortgage Corp.

    Servicer:         HomEq Servicing Corp.

    Trustee:          Deutsche Bank National Trust Company.

    Managers:         Morgan Stanley (lead manager), Blaylock & Partners, L.P.
                      and Utendahl Capital Partners, L.P.

    Rating Agencies:  Standard & Poor's, Fitch Ratings and Moody's Investors
                      Service.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 3
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Offered Certificates:   The Class A-2, A-3, A-4, A-5, M-1, M-2, M-3, B-1, B-2
                        and B-3 Certificates.

Class A Certificates:   The Class A-1, A-2, A-3, A-4 and A-5 Certificates.

Group II Class A        The Class A-2, Class A-3, Class A-4 and Class A-5
Certificates:           Certificates.

Group II Class A        The Class A-3, Class A-4 and Class A-5 Certificates.
Sequential
Certificates:

Class A Certificate     The Class A-1 Certificates and Group II Class A
Group:                  Certificates, as applicable.

Expected Closing        August 19, 2004 through DTC and Euroclear or
Date:                   Clearstream. The Certificates will be sold without
                        accrued interest.

Cut-off Date:           August 1, 2004

Distribution Dates:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning September 27, 2004.

Final Scheduled         For the Class A-3 Certificates, the Distribution Date
Distribution Date:      occurring in [August 2013], and for all other Offered
                        Certificates, the Distribution Date occurring in July
                        2034.

Minimum Denomination:   The Offered Certificates will be issued and available in
                        denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:             For any Distribution Date, the calendar month preceding
                        the month in which that Distribution Date occurs.

Interest Accrual        The interest accrual period for the Offered Certificates
Period:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

Mortgage Loans:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential, first-lien and second-lien mortgage loans.

Group I Mortgage        Approximately $709.6 million of Mortgage Loans with
Loans:                  original principal balances that conform to the original
                        principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage       Approximately $599.6 million of Mortgage Loans that
Loans:                  predominantly have original principal balances that may
                        or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment      o     Fixed Rate Mortgage Loans: CPR starting at
Speed:                        approximately 1.5333% CPR in month 1 and
                              increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter
                        o     ARM Mortgage Loans: 25% CPR

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 4
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Credit Enhancement:     The Offered Certificates are credit enhanced by:
                        1)    Net monthly excess cashflow from the Mortgage
                              Loans,
                        2) 2.00% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, provided, however, that if, on any distribution date, a Trigger Event exists, the required overcollateralization will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's required overcollateralization until the distribution date on which a Trigger Event no longer exists; and
                        3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement      For any Distribution Date, the percentage obtained by
Percentage:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:         The later to occur of:
                        (x)   The earlier of:
                              (a) The Distribution Date occurring in September 2007; and
                              (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                        (y)   The first Distribution Date on which the Senior
                              Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 40.50%.

Trigger Event:          Either a Delinquency Trigger Event or a Cumulative Loss
                        Trigger Event.

Delinquency Trigger     A Delinquency Trigger Event is in effect on any
Event:                  Distribution Date if on that Distribution Date the 60
                        Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage. The 60 Day+
                        Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss         A Cumulative Loss Trigger Event is in effect on any
Trigger Event:          Distribution Date if the aggregate amount of Realized
                        Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                        Months 37- 48     [3.50] for the first month, plus an
                                          additional 1/12th of [1.75] for each
                                          month thereafter (e.g., [4.375] in
                                          Month 43)
                        Months 49- 60     [5.25] for the first month, plus an
                                          additional 1/12th of [1.25] for each
                                          month thereafter (e.g., [5.875] in
                                          Month 55)
                        Months 61- 72     [6.50] for the first month, plus an
                                          additional 1/12th of [0.50] for each
                                          month thereafter (e.g., [6.750] in
                                          Month 67)
                        Months 72-        [7.00]
                        thereafter

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 5
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Initial                 Class A:        20.25%
Subordination           Class M-1:      13.25%
Percentage:             Class M-2:       8.00%
                        Class M-3:       6.25%
                        Class B-1:       4.75%
                        Class B-2:       3.50%
                        Class B-3:       2.00%

Optional Clean-up       When the current aggregate principal balance of the
Call:                   Mortgage Loans is less than or equal to 10% of the
                        aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Class A-1 Pass-         The Class A-1 Certificates will accrue interest at a
Through Rate:           variable rate equal to the least of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2, A-3, A-4     The Class A-2, A-3, A-4 and A-5 Certificates will accrue
and A-5 Pass-           interest at a variable rate equal to the least of (i)
Through Rate:           one-month LIBOR plus [] bps ([] bps after the first
                        distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the
                        WAC Cap.

Class M-1               The Class M-1 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class M-2               The Class M-2 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class M-3               The Class M-3 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class B-1               The Class B-1 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class B-2               The Class B-2 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class B-3               The Class B-3 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 6

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:       As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:      As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 Basis Risk    As to any Distribution Date, the supplemental interest
Carry Forward Amount:   amount for the Class A-1 Certificates will equal the sum
                        of:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                        (ii)  Any Class A-1 Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) Interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2, A-3, A-4     As to any Distribution Date, the supplemental interest
and A-5 Basis Risk      amount for each of the Class A-2, A-3, A-4 and A-5
Carry Forward Amount:   Certificates will equal the sum of:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-2, A-3, A-4 and A-5 Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)  Any Class A-2, A-3, A-4 and A-5 Basis Risk Carry
                              Forward Amount remaining unpaid from prior
                              Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              related Class A-2, A-3, A-4 and A-5 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). Carry Forward Amount: Group II Cap or WAC Cap).

Class M-1, M-2, M-3,    As to any Distribution Date, the supplemental interest
B-1, B-2 and B-3        amount for each of the Class M-1, M-2, M-3, B-1, B-2 and
Basis Risk Carry        B-3 Certificates will equal the sum of:
Forward Amounts:        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                        (ii)  Any Basis Risk Carry Forward Amount for such class
                              remaining unpaid for such Certificate from prior
                              Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Interest                On each Distribution Date and after payments of
Distributions on        servicing and trustee fees and other expenses, interest
Offered Certificates:   distributions from the Interest Remittance Amount will
                        be allocated as follows:
                        (i)    The portion of the Interest Remittance Amount
                               attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata to the Group II Class A Certificates;
                        (ii)   The portion of the Interest Remittance Amount
                               attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, to the Class A-1 Certificates;
                        (iii)  To the Class M-1 Certificates, its Accrued
                               Certificate Interest;
                        (iv)   To the Class M-2 Certificates, its Accrued
                               Certificate Interest;
                        (v)    To the Class M-3 Certificates, its Accrued
                               Certificate Interest;
                        (vi)   To the Class B-1 Certificates, its Accrued
                               Certificate Interest;
                        (vii)  To the Class B-2 Certificates, its Accrued
                               Certificate Interest; and
                        (viii) To the Class B-3 Certificates, its Accrued
                               Certificate Interest.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                     Page 8

Principal               On each Distribution Date (a) prior to the Stepdown Date
Distributions on        or (b) on which a Trigger Event is in effect, principal
Offered Certificates:   distributions from the Principal Distribution Amount
                        will be allocated as follows:
                        (i)   to the Class A Certificates, allocated between the
                              Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)  to the Class M-1 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (iv)  to the Class M-3 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (v)   to the Class B-1 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (vi)  to the Class B-2 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero; and
                        (vii) to the Class B-3 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero.
                        On each Distribution Date (a) on or after the Stepdown
                        Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal
                        Distribution Amount will be allocated as follows:
                        (i)   to the Class A Certificates, the lesser of the
                              Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)  to the Class M-1 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iv)  to the Class M-3 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (v)   to the Class B-1 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (vi)  to the Class B-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                        (vii) to the Class B-3 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A Principal       Except as described below, the Group II Class A
Allocation:             Sequential Certificates will receive principal
                        sequentially; the Class A-4 Certificates will not receive principal distributions until the Certificate
                        Principal Balance of the Class A-3 Certificates has been reduced to zero, and the Class A-5 Certificates will not receive principal distributions until the Certificate
                        Principal Balance of the Class A-4 Certificates has been reduced to zero.

                        All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                        However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                        Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Class A-2 Certificates and the Group II Class A Sequential Certificates. Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-5 Certificates, until their Class Certificate Balance has been reduced to zero.

                        Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates with the exception that if a Class A-3 Accelerated Amortization Event is also in effect, principal distributions to the Group II Class A Certificates will be sequential to the Class A-3 Certificates and then pro rata between the Class A-2, Class A-4 and Class A-5 Certificates.

Group II Class A        Beginning on the first Distribution Date, and for a
Interest Rate Cap:      period of 35 months thereafter, an Interest Rate Cap
                        will be entered into by the Trust for the benefit of the Group II Class A Certificates.

                        For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

Group II Class A        The Group II Class A Interest Rate Cap Payment shall be
Interest Rate Cap       available to pay any Basis Risk Carry Forward Amount due
Payment Allocation:     to the Class A-2, A-3, A-4 and A-5 Certificates on a pro
                        rata basis.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class M Interest        Beginning on the first Distribution Date, and for a
Rate Cap:               period of 50 months thereafter, an Interest Rate Cap
                        will be entered into by the Trust for the benefit of the Class M Certificates.

                        For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest        The Class M Interest Rate Cap Payment shall be available
Rate Cap Payment        to pay any Basis Risk Carry Forward Amount due to the
Allocation:             Class M-1, Class M-2 and Class M-3 Certificates on a pro
                        rata basis.

Class B Interest        Beginning on the first Distribution Date, and for a
Rate Cap:               period of 50 months thereafter, an Interest Rate Cap
                        will be entered into by the Trust for the benefit of the Class B Certificates.

                        For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest        The Class B Interest Rate Cap Payment shall be available
Rate Cap Payment        to pay any Basis Risk Carry Forward Amount due to the
Allocation:             Class B-1, Class B-2 and Class B-3 Certificates on a pro
                        rata basis.

Allocation of Net       For any Distribution Date, any Net Monthly Excess
Monthly Excess          Cashflow shall be paid as follows:
Cashflow:               (i)   to the Class M-1 Certificates, the unpaid interest
                              shortfall amount;
                        (ii)  to the Class M-1 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (iii) to the Class M-2 Certificates, the unpaid interest
                              shortfall amount;
                        (iv)  to the Class M-2 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (v)   to the Class M-3 Certificates, the unpaid interest
                              shortfall amount;
                        (vi)  to the Class M-3 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (vii) to the Class B-1 Certificates, the unpaid interest
                              shortfall amount;
                        (viii)to the Class B-1 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (ix)  to the Class B-2 Certificates, the unpaid interest
                              shortfall amount;
                        (x)   to the Class B-2 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (xi)  to the Class B-3 Certificates, the unpaid interest
                              shortfall amount;
                        (xii) to the Class B-3 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (xiii)concurrently, any Class A-1 Basis Risk Carry
                              Forward Amount to the Class A-1 Certificates, and any Group II Class A Basis Risk Carry Forward
                              Amount to the Group II Class A Certificates; and
                        (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2
                              and B-3 Certificates, in such order, any Basis
                              Risk Carry Forward Amount for such classes; and
                        (xv)  in the event that a Class A-3 Accelerated
                              Amortization Event is in effect, to the Class A-3 certificates as additional principal in the amount equal to the Class A-3 Accelerated Amortization
                              Amount until their Class Certificate Balance has been reduced to zero.

Interest Remittance     For any Distribution Date, the portion of available
Amount:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Accrued Certificate     For any Distribution Date and each class of Offered
Interest:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal               On any Distribution Date, the sum of (i) the Basic
Distribution Amount:    Principal Distribution Amount and (ii) the Extra
                        Principal Distribution Amount.

Basic Principal         On any Distribution Date, the excess of (i) the
Distribution Amount:    aggregate principal remittance amount over (ii) the
                        Excess Subordinated Amount, if any.

Net Monthly Excess      For any Distribution Date is the amount of funds
Cashflow:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

Extra Principal         For any Distribution Date, the lesser of (i) the excess
Distribution Amount:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                        Distribution Date.

Excess Subordinated     For any Distribution Date, means the excess, if any of
Amount:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

Class A Principal       For any Distribution Date, the percentage equivalent of
Allocation              a fraction, determined as follows: (i) in the case of
Percentage:             the Class A-1 Certificates the numerator of which is (x)
                        the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                        Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal       For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the aggregate Certificate Principal Balance of
                        the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 59.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period over $6,545,939.

Class A-3 Accelerated   With respect to any Distribution Date beginning with the
Amortization Event:     Distribution Date in [August 2011], until the Class
                        Certificate Balance of the Class A-3 Certificates has been reduced to zero, a Class A-3 Accelerated
                        Amortization Event exists if the Class Certificate
                        Balance of the Class A-3 Certificates (after application of the Principal Distribution Amount on that Distribution Date) exceeds a target amount for such Distribution Date, as set forth on the Class A-3 Target
                        Balance Schedule attached hereto.

Class A-3               With respect to any Distribution Date, the lesser of (a)
Accelerated             the amount of funds remaining after making payments
Amortization Amount:    pursuant to clause (xiv) of the Allocation of Net
                        Monthly Excess Cashflow described above and (b) the Class Certificate Balance of the Class A-3 certificates
                        (after application of the related Principal Distribution
                        Amount on that Distribution Date).

Class M-1 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,545,939.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class M-2 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $6,545,939.

Class M-3 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,545,939.

Class B-1 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date) and (v) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $6,545,939.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-2 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,545,939.

Class B-3 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date), (vi) the
                        Certificate Principal Balance of the Class B-2
                        Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such
                        Distribution Date) and (vii) the Certificate Principal
                        Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $6,545,939.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Trust Tax Status:       REMIC.

ERISA Eligibility:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA Eligibility:      It is not anticipated that any of the Offered
                        Certificates will be SMMEA eligible.

Prospectus:             The Class A-2, Class A-3, Class A-4, Class A-5, Class
                        M-1, Class M-2, Class M-3, Class B-1, Class B-2 and
                        Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL


-------------------------------------------------------------------------------------------------------------------
      PPC (%)                       50          60         75          100         125         150         175
-------------------------------------------------------------------------------------------------------------------
 A-2  WAL (yrs)                    5.28        4.49       3.61         2.68        2.03        1.52        1.17
      First Payment Date         9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009   7/25/2007
      Window                      1 - 181     1 - 158    1 - 128      1 - 96      1 - 75      1 - 61      1 - 35

 A-3  WAL (yrs)                    2.03        1.70       1.38         1.04        0.83        0.69        0.58
      First Payment Date         9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity   12/25/2008   3/25/2008   7/25/2007  10/25/2006   4/25/2006   1/25/2006  10/25/2005
      Window                      1 - 52      1 - 43     1 - 35       1 - 26      1 - 20      1 - 17      1 - 14

 A-4  WAL (yrs)                    6.02        5.05       4.04         2.91        2.17        1.77        1.48
      First Payment Date        12/25/2008   3/25/2008   7/25/2007  10/25/2006   4/25/2006   1/25/2006  10/25/2005
      Expected Final Maturity    1/25/2013   9/25/2011   4/25/2010  10/25/2008   4/25/2007  10/25/2006   6/25/2006
      Window                     52 - 101     43 - 85    35 - 68     26 - 50     20 - 32     17 - 26     14 - 22

 A-5  WAL (yrs)                   12.61       10.81       8.72         6.50        4.85        3.32        2.33
      First Payment Date         1/25/2013   9/25/2011   4/25/2010  10/25/2008   4/25/2007  10/25/2006   6/25/2006
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009   7/25/2007
      Window                     101 - 181   85 - 158    68 - 128    50 - 96     32 - 75     26 - 61     22 - 35

 M-1  WAL                         10.24        8.75       7.05         5.35        4.63        4.64        4.16
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  11/25/2007   3/25/2008   7/25/2008   7/25/2007
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    39 - 96     43 - 75      47 - 61    35 - 50

 M-2  WAL                         10.24        8.75       7.05         5.32        4.45        4.09        3.96
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  10/25/2007  12/25/2007   2/25/2008   3/25/2008
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    38 - 96     40 - 75      42 - 61    43 - 50

 M-3  WAL                         10.24        8.75       7.05         5.32        4.39        3.93        3.65
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  10/25/2007  11/25/2007  12/25/2007   1/25/2008
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    38 - 96     39 - 75      40 - 61    41 - 50

 B-1  WAL                         10.24        8.75       7.05         5.30        4.37        3.87        3.55
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  10/25/2007  11/25/2007  11/25/2007
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    37 - 96     38 - 75      39 - 61    39 - 50

 B-2  WAL                         10.24        8.75       7.05         5.30        4.35        3.83        3.48
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  10/25/2007  10/25/2007  10/25/2007
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    37 - 96     38 - 75      38 - 61    38 - 50

 B-3  WAL                         10.21        8.71       7.02         5.28        4.31        3.78        3.41
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  9/25/2007   10/25/2007  9/25/2007
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    37 - 96     37 - 75      38 - 61    37 - 50
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY


-------------------------------------------------------------------------------------------------------------------
      PPC (%)                       50          60          75          100        125         150         175
-------------------------------------------------------------------------------------------------------------------
 A-2  WAL (yrs)                    5.63        4.80         3.89        2.89        2.20        1.65        1.17
      First Payment Date         9/25/2004  9/25/2004    9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity   12/25/2031  3/25/2030   11/25/2026   8/25/2021   4/25/2018   8/25/2015   7/25/2007
      Window                      1 - 328    1 - 307     1 - 267      1 - 204    1 - 164     1 - 132      1 - 35

 A-3  WAL (yrs)                    2.03        1.70        1.38        1.04        0.83        0.69        0.58
      First Payment Date         9/25/2004  9/25/2004    9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity   12/25/2008  3/25/2008    7/25/2007  10/25/2006   4/25/2006   1/25/2006  10/25/2005
      Window                      1 - 52      1 - 43      1 - 35      1 - 26      1 - 20      1 - 17      1 - 14

 A-4  WAL (yrs)                    6.02        5.05        4.04        2.91        2.17        1.77        1.48
      First Payment Date        12/25/2008   3/25/2008   7/25/2007  10/25/2006   4/25/2006   1/25/2006  10/25/2005
      Expected Final Maturity    1/25/2013   9/25/2011   4/25/2010  10/25/2008   4/25/2007  10/25/2006   6/25/2006
      Window                     52 - 101     43 - 85     35 - 68     26 - 50     20 - 32     17 - 26     14 - 22

 A-5  WAL (yrs)                    14.15      12.21        9.96        7.45        5.61        3.92        2.33
      First Payment Date         1/25/2013   9/25/2011   4/25/2010  10/25/2008   4/25/2007  10/25/2006   6/25/2006
      Expected Final Maturity   12/25/2031   3/25/2030  11/25/2026   8/25/2021   4/25/2018   8/25/2015   7/25/2007
      Window                     101 - 328   85 - 307    68 - 267    50 - 204    32 - 164    26 - 132    22 - 35

 M-1  WAL                          11.12       9.54        7.76        5.91        5.08        5.00        5.85
      First Payment Date         8/25/2009  11/25/2008  1/25/2008   11/25/2007   3/25/2008   7/25/2008   7/25/2007
      Expected Final Maturity    8/25/2029   3/25/2027   9/25/2023   5/25/2019   4/25/2016   2/25/2014   1/25/2014
      Window                     60 - 300    51 - 271    41 - 229    39 - 177    43 - 140    47 - 114    35 - 113

 M-2  WAL                          11.05       9.46        7.69        5.82        4.85        4.41        4.24
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  10/25/2007  12/25/2007   2/25/2008   3/25/2008
      Expected Final Maturity    1/25/2028   7/25/2025   1/25/2022   1/25/2018   3/25/2015   3/25/2013   9/25/2011
      Window                     60 - 281    51 - 251    41 - 209    38 - 161    40 - 127    42 - 103    43 - 85

 M-3  WAL                          10.95       9.36        7.60        5.74        4.73        4.20        3.88
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  10/25/2007  11/25/2007  12/25/2007   1/25/2008
      Expected Final Maturity   11/25/2025   4/25/2023   1/25/2020   6/25/2016  11/25/2013   2/25/2012  11/25/2010
      Window                     60 - 255    51 - 224    41 - 185    38 - 142    39 - 111    40 - 90     41 - 75

 B-1  WAL                          10.84       9.26        7.53        5.66        4.65        4.10        3.75
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  10/25/2007  11/25/2007  11/25/2007
      Expected Final Maturity    9/25/2024   2/25/2022   4/25/2019   8/25/2015   4/25/2013   8/25/2011   6/25/2010
      Window                     60 - 241    51 - 210    41 - 176    37 - 132    38 - 104    39 - 84     39 - 70

 B-2  WAL                          10.68       9.11        7.40        5.56        4.55        4.00        3.63
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  10/25/2007  10/25/2007  10/25/2007
      Expected Final Maturity    4/25/2023  10/25/2020   2/25/2018   9/25/2014   7/25/2012   1/25/2011  12/25/2009
      Window                     60 - 224    51 - 194    41 - 162    37 - 121    38 - 95     38 - 77     38 - 64

 B-3  WAL                          10.33       8.82        7.12        5.34        4.37        3.82        3.45
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007   9/25/2007  10/25/2007   9/25/2007
      Expected Final Maturity    8/25/2021   5/25/2019  10/25/2016   9/25/2013  10/25/2011   5/25/2010   5/25/2009
      Window                     60 - 204    51 - 177    41 - 146    37 - 109    37 - 86     38 - 69     37 - 57
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

------------------------------------------------------------------
      CPR (%)                       20          25          30
------------------------------------------------------------------
 A-2  WAL (yrs)                    3.27        2.55        2.01
      First Payment Date         9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                      1 - 117     1 - 93     1 - 76

 A-3  WAL (yrs)                    1.21        0.96        0.79
      First Payment Date         9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    3/25/2007   8/25/2006   4/25/2006
      Window                      1 - 31     1 - 24      1 - 20

 A-4  WAL (yrs)                    3.65        2.74        2.15
      First Payment Date         3/25/2007   8/25/2006   4/25/2006
      Expected Final Maturity   10/25/2009   9/25/2008   4/25/2007
      Window                     31 - 62      24 - 49    20 - 32

 A-5  WAL (yrs)                    7.97       6.31         4.91
      First Payment Date        10/25/2009   9/25/2008   4/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     62 - 117    49 - 93     32 - 76

 M-1  WAL                          6.41        5.22        4.67
      First Payment Date         9/25/2007  12/25/2007   3/25/2008
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117   40 - 93      43 - 76

 M-2  WAL                          6.41        5.17        4.48
      First Payment Date         9/25/2007  10/25/2007  12/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    38 - 93     40 - 76

 M-3  WAL                          6.41        5.15        4.41
      First Payment Date         9/25/2007  10/25/2007  11/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    38 - 93     39 - 76

 B-1  WAL                          6.41        5.15         4.39
      First Payment Date         9/25/2007   9/25/2007  10/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    37 - 93     38 - 76

 B-2  WAL                          6.41        5.13        4.37
      First Payment Date         9/25/2007   9/25/2007  10/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    37 - 93     38 - 76

 B-3  WAL                          6.37        5.11        4.33
      First Payment Date         9/25/2007   9/25/2007   9/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    37 - 93     37 - 76
------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

------------------------------------------------------------------
      CPR (%)                      20           25         30
------------------------------------------------------------------
A-2   WAL (yrs)                   3.54         2.78        2.20
      First Payment Date         9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    6/25/2025   8/25/2021  10/25/2018
      Window                     1 - 250     1 - 204     1 - 170

A-3   WAL (yrs)                    1.21        0.96        0.79
      First Payment Date         9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    3/25/2007   8/25/2006   4/25/2006
      Window                      1 - 31      1 - 24      1 - 20

A-4   WAL (yrs)                    3.65        2.74        2.15
      First Payment Date         3/25/2007   8/25/2006   4/25/2006
      Expected Final Maturity   10/25/2009   9/25/2008   4/25/2007
      Window                     31 - 62      24 - 49     20 - 32

A-5   WAL (yrs)                    9.19        7.30        5.73
      First Payment Date        10/25/2009   9/25/2008   4/25/2007
      Expected Final Maturity    6/25/2025   8/25/2021  10/25/2018
      Window                     62 - 250    49 - 204    32 - 170

M-1   WAL                          7.07        5.76        5.12
      First Payment Date         9/25/2007  12/25/2007   3/25/2008
      Expected Final Maturity    4/25/2022   1/25/2019   6/25/2016
      Window                     37 - 212    40 - 173    43 - 142

M-2   WAL                          7.00        5.65        4.88
      First Payment Date         9/25/2007  10/25/2007  12/25/2007
      Expected Final Maturity   10/25/2020   9/25/2017   5/25/2015
      Window                     37 - 194    38 - 157    40 - 129

M-3   WAL                          6.93        5.56        4.75
      First Payment Date         9/25/2007  10/25/2007  11/25/2007
      Expected Final Maturity    1/25/2019   2/25/2016   1/25/2014
      Window                     37 - 173    38 - 138    39 - 113

B-1   WAL                          6.85         5.49         4.68
      First Payment Date         9/25/2007   9/25/2007  10/25/2007
      Expected Final Maturity    1/25/2018   4/25/2015   5/25/2013
      Window                     37 - 161    37 - 128    38 - 105

B-2   WAL                          6.72        5.38        4.58
      First Payment Date         9/25/2007   9/25/2007  10/25/2007
      Expected Final Maturity   12/25/2016   6/25/2014   8/25/2012
      Window                     37 - 148    37 - 118     38 - 96

B-3   WAL                          6.46        5.17        4.39
      First Payment Date         9/25/2007   9/25/2007   9/25/2007
      Expected Final Maturity   10/25/2015   6/25/2013  10/25/2011
      Window                     37 - 134    37 - 106     37 - 86
-------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

   0         --            --          --            --          --            --          --           --            --
   1       8.37          8.37        8.37          8.37        8.25          8.25        8.25         8.25          8.25
   2       9.59          9.59        9.59          9.59        9.44          9.44        9.44         9.44          9.44
   3       9.39          9.39        9.39          9.39        9.24          9.24        9.24         9.24          9.24
   4       9.61          9.61        9.61          9.61        9.45          9.45        9.45         9.45          9.45
   5       9.41          9.41        9.41          9.41        9.25          9.25        9.25         9.25          9.25
   6       9.42          9.42        9.42          9.42        9.25          9.25        9.25         9.25          9.25
   7      10.09         10.09       10.09         10.09        9.90          9.90        9.90         9.90          9.90
   8       9.43          9.43        9.43          9.43        9.26          9.26        9.26         9.26          9.26
   9       9.65          9.65        9.65          9.65        9.46          9.46        9.46         9.46          9.46
  10       9.45          9.45        9.45          9.45        9.26          9.26        9.26         9.26          9.26
  11       9.67          9.67        9.67          9.67        9.47          9.47        9.47         9.47          9.47
  12       9.47          9.47        9.47          9.47        9.26          9.26        9.26         9.26          9.26
  13       9.48          9.48        9.48          9.48        9.27          9.27        9.27         9.27          9.27
  14       9.69          9.69        9.69          9.69        9.47          9.47        9.47         9.47          9.47
  15       9.49          9.49        9.49          9.49        9.27          9.27        9.27         9.27          9.27
  16       9.71          9.71        9.71          9.71        9.47          9.47        9.47         9.47          9.47
  17       9.51          9.51        9.51          9.51        9.27          9.27        9.27         9.27          9.27
  18       9.52          9.52        9.52          9.52        9.27          9.27        9.27         9.27          9.27
  19      10.21         10.21       10.21         10.21        9.92          9.92        9.92         9.92          9.92
  20       9.54          9.54        9.54          9.54        9.27          9.27        9.27         9.27          9.27
  21       9.77          9.77        9.77          9.77        9.48          9.48        9.48         9.48          9.48
  22      10.10         10.10       10.10         10.10        9.75          9.75        9.75         9.75          9.75
  23      10.37         10.37       10.37         10.37        9.99          9.99        9.99         9.99          9.99
  24      10.13         10.13       10.13         10.13        9.75          9.75        9.75         9.75          9.75
  25      10.15         10.15       10.15         10.15        9.75          9.75        9.75         9.75          9.75
  26      10.42         10.42       10.42         10.42        9.99          9.99        9.99         9.99          9.99
  27      10.18            --       10.18         10.18        9.76          9.76        9.76         9.76          9.76
  28      10.74            --       10.74         10.74       10.26         10.26       10.26        10.26         10.26
  29      10.48            --       10.48         10.48       10.00         10.00       10.00        10.00         10.00
  30      10.50            --       10.50         10.50       10.00         10.00       10.00        10.00         10.00
  31      11.43            --       11.43         11.43       10.84         10.84       10.84        10.84         10.84
  32      10.55            --       10.55         10.55       10.00         10.00       10.00        10.00         10.00
  33      10.88            --       10.88         10.88       10.27         10.27       10.27        10.27         10.27
  34      10.86            --       10.86         10.86       10.43         10.43       10.43        10.23         10.23
  35      11.20            --       11.20         11.20       10.71         10.71       10.71        10.51         10.51
  36      10.92            --       10.92         10.92       10.43         10.43       10.43        10.23         10.23
  37      26.13            --       26.13         26.13       10.43         10.43       10.43        10.23         10.23
  38      11.66            --       11.66         11.66       10.71         10.71       10.71        10.51         10.51
  39      11.23            --       11.23         11.23       10.43         10.43       10.43        10.23         10.23
  40      12.25            --       12.25         12.25       10.75         10.75       10.75        10.75         10.75
  41      11.79            --       11.79         11.79       10.44         10.44       10.44        10.44         10.44
  42      11.73            --       11.73         11.73       10.44         10.44       10.44        10.44         10.44
  43      12.54            --       12.54         12.54       11.08         11.08       11.08        11.08         11.08
  44      11.73            --       11.73         11.73       10.44         10.44       10.44        10.44         10.44
  45      12.13            --       12.13         12.13       10.76         10.76       10.76        10.76         10.76
  46      12.35            --       12.35         12.35       10.45         10.45       10.45        10.45         10.45

[TABLE CONTINUED]

Period    B-3 Cap (%)
------   -------------
          Actual/360

   0           --
   1         8.25
   2         9.44
   3         9.24
   4         9.45
   5         9.25
   6         9.25
   7         9.90
   8         9.26
   9         9.46
  10         9.26
  11         9.47
  12         9.26
  13         9.27
  14         9.47
  15         9.27
  16         9.47
  17         9.27
  18         9.27
  19         9.92
  20         9.27
  21         9.48
  22         9.75
  23         9.99
  24         9.75
  25         9.75
  26         9.99
  27         9.76
  28        10.26
  29        10.00
  30        10.00
  31        10.84
  32        10.00
  33        10.27
  34        10.23
  35        10.51
  36        10.23
  37        10.23
  38        10.51
  39        10.23
  40        10.75
  41        10.44
  42        10.44
  43        11.08
  44        10.44
  45        10.76
  46        10.45

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  47       12.76         --         12.76         12.76       10.78         10.78        10.78        10.78        10.78
  48       12.35         --         12.35         12.35       10.45         10.45        10.45        10.45        10.45
  49       12.35         --         12.35         12.35       10.45         10.45        10.45        10.45        10.45
  50       12.76         --         12.76         12.76       10.78         10.78        10.78        10.78        10.78
  51       12.36         --         12.36         12.36       10.45         10.45        10.45        10.45        10.45
  52       13.29         --            --         13.29       10.75         10.75        10.75        10.75        10.75
  53       12.86         --            --         12.86       10.41         10.41        10.41        10.41        10.41
  54       12.86         --            --         12.86       10.41         10.41        10.41        10.41        10.41
  55       14.24         --            --         14.24       11.52         11.52        11.52        11.52        11.52
  56       12.86         --            --         12.86       10.40         10.40        10.40        10.40        10.40
  57       13.30         --            --         13.30       10.76         10.76        10.76        10.76        10.76
  58       13.18         --            --         13.18       10.60         10.60        10.60        10.60        10.60
  59       13.62         --            --         13.62       10.95         10.95        10.95        10.95        10.95
  60       13.18         --            --         13.18       10.59         10.59        10.59        10.59        10.59
  61       13.18         --            --         13.18       10.59         10.59        10.59        10.59        10.59
  62       13.62         --            --         13.62       10.95         10.95        10.95        10.95        10.95
  63       13.18         --            --         13.18       10.59         10.59        10.59        10.59        10.59
  64       13.69         --            --         13.69       10.99         10.99        10.99        10.99        10.99
  65       13.25         --            --         13.25       10.64         10.64        10.64        10.64        10.64
  66       13.25         --            --         13.25       10.63         10.63        10.63        10.63        10.63
  67       14.67         --            --         14.67       11.77         11.77        11.77        11.77        11.77
  68       13.25         --            --         13.25       10.63         10.63        10.63        10.63        10.63
  69       13.69         --            --         13.69       10.99         10.99        10.99        10.99        10.99
  70       13.31         --            --         13.31       10.67         10.67        10.67        10.67        10.67
  71       13.75         --            --         13.75       11.02         11.02        11.02        11.02        11.02
  72       13.30         --            --         13.30       10.66         10.66        10.66        10.66        10.66
  73       13.30         --            --         13.30       10.66         10.66        10.66        10.66        10.66
  74       13.75         --            --         13.75       11.02         11.02        11.02        11.02        11.02
  75       13.30         --            --         13.30       10.66         10.66        10.66        10.66        10.66
  76       13.79         --            --         13.79       11.04         11.04        11.04        11.04        11.04
  77       13.34         --            --         13.34       10.68         10.68        10.68        10.68        10.68
  78       13.34         --            --         13.34       10.68         10.68        10.68        10.68        10.68
  79       14.77         --            --         14.77       11.83         11.83        11.83        11.83        11.83
  80       13.34         --            --         13.34       10.68         10.68        10.68        10.68        10.68
  81       13.79         --            --         13.79       11.04         11.04        11.04        11.04        11.04
  82       13.36         --            --         13.36       10.69         10.69        10.69        10.69        10.69
  83       13.80         --            --         13.80       11.05         11.05        11.05        11.05        11.05
  84       13.36         --            --         13.36       10.69         10.69        10.69        10.69        10.69
  85       13.36         --            --         13.36       10.69         10.69        10.69        10.69        10.69
  86       13.80         --            --         13.80       11.04         11.04        11.04        11.04        11.04
  87       13.36         --            --         13.36       10.69         10.69        10.69        10.69        10.69
  88       12.02         --            --         12.02       11.04         11.04        11.04        11.04        11.04
  89       11.50         --            --         11.50       10.68         10.68        10.68        10.68        10.68
  90       11.52         --            --         11.52       10.68         10.68        10.68        10.68        10.68
  91       12.33         --            --         12.33       11.42         11.42        11.42        11.42        11.42
  92       11.55         --            --         11.55       10.68         10.68        10.68        10.68        10.68
  93       11.96         --            --         11.96       11.04         11.04        11.04        11.04        11.04

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360

  47        10.78
  48        10.45
  49        10.45
  50        10.78
  51        10.45
  52        10.75
  53        10.41
  54        10.41
  55        11.52
  56        10.40
  57        10.76
  58        10.60
  59        10.95
  60        10.59
  61        10.59
  62        10.95
  63        10.59
  64        10.99
  65        10.64
  66        10.63
  67        11.77
  68        10.63
  69        10.99
  70        10.67
  71        11.02
  72        10.66
  73        10.66
  74        11.02
  75        10.66
  76        11.04
  77        10.68
  78        10.68
  79        11.83
  80        10.68
  81        11.04
  82        10.69
  83        11.05
  84        10.69
  85        10.69
  86        11.04
  87        10.69
  88        11.04
  89        10.68
  90        10.68
  91        11.42
  92        10.68
  93        11.04

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

   94     11.59           --            --      11.59       10.68         10.68        10.68       10.68        10.68
   95     12.00           --            --      12.00       11.04         11.04        11.04       11.04        11.04
   96     11.63           --            --      11.63       10.68         10.68        10.68       10.68        10.68
   97     11.65           --            --      11.65       10.68         10.68        10.68       10.68        10.68
   98     12.06           --            --      12.06       11.03         11.03        11.03       11.03        11.03
   99     11.69           --            --      11.69       10.68         10.68        10.68       10.68        10.68
  100     12.11           --            --      12.11       11.03         11.03        11.03       11.03        11.03
  101     11.74           --            --      11.74       10.67         10.67        10.67       10.67        10.67
  102     11.76           --            --      11.76       10.67         10.67        10.67       10.67        10.67
  103     13.05           --            --      13.05       11.82         11.82        11.82       11.82        11.82
  104     11.81           --            --      11.81       10.67         10.67        10.67       10.67        10.67
  105     12.23           --            --      12.23       11.03         11.03        11.03       11.03        11.03
  106     11.86           --            --      11.86       10.67         10.67        10.67       10.67        10.67
  107     12.28           --            --      12.28       11.03         11.03        11.03       11.03        11.03
  108     11.92           --            --      11.92       10.67         10.67        10.67       10.67        10.67
  109     11.94           --            --      11.94       10.67         10.67        10.67       10.67        10.67
  110     12.37           --            --      12.37       11.02         11.02        11.02       11.02        11.02
  111     12.00           --            --      12.00       10.67         10.67        10.67       10.67        10.67
  112     12.43           --            --      12.43       11.02         11.02        11.02       11.02        11.02
  113     12.06           --            --      12.06       10.67         10.67        10.67       10.67        10.67
  114     12.10           --            --      12.10       10.67         10.67        10.67       10.67        10.67
  115     13.43           --            --      13.43       11.81         11.81        11.81       11.81        11.81
  116     12.16           --            --      12.16       10.66         10.66        10.66       10.66        10.66
  117     12.60           --            --      12.60       11.02         11.02        11.02       11.02        11.02
  118     12.23           --            --      12.23       10.66         10.66        10.66       10.66        10.66
  119     12.68           --            --      12.68       11.02         11.02        11.02       11.02        11.02
  120     12.31           --            --      12.31       10.66         10.66        10.66       10.66        10.66
  121     12.34           --            --      12.34       10.66         10.66        10.66       10.66        10.66
  122     12.80           --            --      12.80       11.02         11.02        11.02       11.02        11.02
  123     12.42           --            --      12.42       10.66         10.66        10.66       10.66        10.66
  124     12.88           --            --      12.88       11.01         11.01        11.01       11.01           --
  125     12.51           --            --      12.51       10.66         10.66        10.66       10.66           --
  126     12.55           --            --      12.55       10.66         10.66        10.66       10.66           --
  127     13.94           --            --      13.94       11.80         11.80        11.80       11.80           --
  128     12.64           --            --      12.64       10.66         10.66        10.66       10.66           --
  129     13.11           --            --      13.11       11.01         11.01        11.01       11.01           --
  130     12.74           --            --      12.74       10.66         10.66        10.66       10.66           --
  131     13.21           --            --      13.21       11.01         11.01        11.01       11.01           --
  132     12.84           --            --      12.84       10.65         10.65        10.65       10.65           --
  133     12.89           --            --      12.89       10.65         10.65        10.65       10.65           --
  134     13.37           --            --      13.37       11.01         11.01        11.01       11.01           --
  135     13.00           --            --      13.00       10.65         10.65        10.65          --           --
  136     13.49           --            --      13.49       11.01         11.01        11.01          --           --
  137     13.11           --            --      13.11       10.65         10.65        10.65          --           --
  138     13.17           --            --      13.17       10.65         10.65        10.65          --           --
  139     14.14           --            --      14.14       11.39         11.39        11.39          --           --
  140     13.29           --            --      13.29       10.65         10.65        10.65          --           --

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360

   94      10.68
   95      11.04
   96      10.68
   97      10.68
   98      11.03
   99      10.68
  100      11.03
  101      10.67
  102      10.67
  103      11.82
  104      10.67
  105      11.03
  106      10.67
  107      11.03
  108      10.67
  109      10.67
  110      11.02
  111      10.67
  112         --
  113         --
  114         --
  115         --
  116         --
  117         --
  118         --
  119         --
  120         --
  121         --
  122         --
  123         --
  124         --
  125         --
  126         --
  127         --
  128         --
  129         --
  130         --
  131         --
  132         --
  133         --
  134         --
  135         --
  136         --
  137         --
  138         --
  139         --
  140         --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

**

Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  141     13.80           --           --        13.80        11.01         11.01        11.01        --            --
  142     13.42           --           --        13.42        10.65         10.65        10.65        --            --
  143     13.94           --           --        13.94        11.00         11.00        11.00        --            --
  144     13.56           --           --        13.56        10.65         10.65        10.65        --            --
  145     13.63           --           --        13.63        10.65         10.65           --        --            --
  146     14.16           --           --        14.16        11.00         11.00           --        --            --
  147     13.78           --           --        13.78        10.65         10.65           --        --            --
  148     14.32           --           --        14.32        11.00         11.00           --        --            --
  149     13.93           --           --        13.93        10.65         10.65           --        --            --
  150     14.02           --           --        14.02        10.65         10.65           --        --            --
  151     15.61           --           --        15.61        11.79         11.79           --        --            --
  152     14.18           --           --        14.18        10.65         10.65           --        --            --
  153     14.75           --           --        14.75        11.00         11.00           --        --            --
  154     14.36           --           --        14.36        10.65         10.65           --        --            --
  155     14.94           --           --        14.94        11.00         11.00           --        --            --
  156     14.55           --           --        14.55        10.65         10.65           --        --            --
  157     14.65           --           --        14.65        10.65         10.65           --        --            --
  158     15.24           --           --        15.24        11.00         11.00           --        --            --
  159     14.85           --           --        14.85        10.64         10.64           --        --            --
  160     15.45           --           --        15.45        11.00         11.00           --        --            --
  161     15.06           --           --        15.06        10.64         10.64           --        --            --
  162     15.17           --           --        15.17        10.64         10.64           --        --            --
  163     16.92           --           --        16.92        11.78         11.78           --        --            --
  164     15.40           --           --        15.40        10.64         10.64           --        --            --
  165     16.04           --           --        16.04        11.00            --           --        --            --
  166     15.64           --           --        15.64        10.64            --           --        --            --
  167     16.30           --           --        16.30        11.00            --           --        --            --
  168     15.90           --           --        15.90        10.64            --           --        --            --
  169     16.03           --           --        16.03        10.64            --           --        --            --
  170     16.71           --           --        16.71        11.00            --           --        --            --
  171     16.31           --           --        16.31        10.64            --           --        --            --
  172     17.00           --           --        17.00        11.00            --           --        --            --
  173     16.60           --           --        16.60        10.64            --           --        --            --
  174     16.76           --           --        16.76        10.64            --           --        --            --
  175     18.72           --           --        18.72        11.78            --           --        --            --
  176     17.07           --           --        17.07        10.64            --           --        --            --
  177     17.98           --           --        17.98        11.02            --           --        --            --
  178     18.05           --           --        18.05        10.72            --           --        --            --
  179     18.93           --           --        18.93           --            --           --        --            --
  180     18.66           --           --        18.66           --            --           --        --            --
  181     19.02           --           --        19.02           --            --           --        --            --
  182     20.05           --           --        20.05           --            --           --        --            --
  183     19.81           --           --        19.81           --            --           --        --            --
  184     20.93           --           --        20.93           --            --           --        --            --
  185     20.73           --           --        20.73           --            --           --        --            --
  186     21.24           --           --        21.24           --            --           --        --            --
  187     23.29           --           --        23.29           --            --           --        --            --

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360

  141         --
  142         --
  143         --
  144         --
  145         --
  146         --
  147         --
  148         --
  149         --
  150         --
  151         --
  152         --
  153         --
  154         --
  155         --
  156         --
  157         --
  158         --
  159         --
  160         --
  161         --
  162         --
  163         --
  164         --
  165         --
  166         --
  167         --
  168         --
  169         --
  170         --
  171         --
  172         --
  173         --
  174         --
  175         --
  176         --
  177         --
  178         --
  179         --
  180         --
  181         --
  182         --
  183         --
  184         --
  185         --
  186         --
  187         --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  188     22.38           --           --        22.38         --           --           --          --           --
  189     23.80           --           --        23.80         --           --           --          --           --
  190     23.74           --           --        23.74         --           --           --          --           --
  191     25.33           --           --        25.33         --           --           --          --           --
  192     25.36           --           --        25.36         --           --           --          --           --
  193     26.30           --           --        26.30         --           --           --          --           --
  194     28.25           --           --        28.25         --           --           --          --           --
  195     28.49           --           --        28.49         --           --           --          --           --
  196     30.78           --           --        30.78         --           --           --          --           --
  197     31.25           --           --        31.25         --           --           --          --           --
  198     32.91           --           --        32.91         --           --           --          --           --
  199     38.54           --           --        38.54         --           --           --          --           --
  200     37.00           --           --        37.00         --           --           --          --           --
  201     40.89           --           --        40.89         --           --           --          --           --
  202     42.61           --           --        42.61         --           --           --          --           --
  203     47.81           --           --        47.81         --           --           --          --           --
  204     50.74           --           --        50.74         --           --           --          --           --
  205     56.35           --           --        56.35         --           --           --          --           --
  206     65.70           --           --        65.70         --           --           --          --           --
  207     73.25           --           --        73.25         --           --           --          --           --
  208     89.72           --           --        89.72         --           --           --          --           --
  209    107.30           --           --       107.30         --           --           --          --           --
  210        -            --           --           -          --           --           --          --           --

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360
  188       --
  189       --
  190       --
  191       --
  192       --
  193       --
  194       --
  195       --
  196       --
  197       --
  198       --
  199       --
  200       --
  201       --
  202       --
  203       --
  204       --
  205       --
  206       --
  207       --
  208       --
  209       --
  210       --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Interest Rate Cap Schedules


                Group II Class A Cap                     Class M Cap                        Class B Cap
              -------------------------           -------------------------           -------------------------

Period  Balance ($)     Strike %  Ceiling %  Balance ($)     Strike %  Ceiling %  Balance ($)    Strike %  Ceiling %
  1     478,203,000.00    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  2     465,818,501.84    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  3     453,558,017.77    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  4     441,415,577.28    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  5     429,386,100.70    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  6     417,465,041.91    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  7     405,648,752.72    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  8     393,934,391.43    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  9     382,319,896.29    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  10    370,803,973.14    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  11    359,386,179.94    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  12    348,069,626.54    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  13    336,855,893.05    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  14    325,874,297.31    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  15    315,154,032.74    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  16    304,688,908.71    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  17    294,472,899.45    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  18    284,500,092.88    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  19    274,764,723.33    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  20    265,261,158.41    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  21    255,983,904.90    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  22    246,928,012.58    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  23    238,128,331.15    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  24    229,537,389.15    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  25    221,150,238.30    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  26    212,962,066.36    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  27    204,968,174.35    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  28    197,163,974.00    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  29    189,544,999.09    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  30    182,106,862.09    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  31    174,845,289.34    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  32    167,756,109.75    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  33    160,835,250.46    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  34    154,079,335.66    8.95     10.55     183,286,000.00    7.70      9.50     55,641,000.00   6.15       7.75
  35    147,485,118.41    8.95     10.55     183,286,000.00    7.70      9.50     55,641,000.00   6.15       7.75
  36    141,047,484.09    8.95     10.55     183,286,000.00    7.70      9.50     55,641,000.00   6.15       7.75
  37                --      --        --     183,286,000.00    7.70      9.50     55,641,000.00   6.15       7.75
  38                --      --        --     183,286,000.00    7.70      9.50     46,514,073.88   6.15       7.75
  39                --      --        --     171,830,767.37    7.70      9.50     45,382,748.93   6.15       7.75
  40                --      --        --     160,631,068.12    8.35      9.50     44,294,767.04   6.80       7.95
  41                --      --        --     149,697,351.25    8.35      9.50     43,232,623.72   6.80       7.95
  42                --      --        --     139,023,337.24    8.35      9.50     42,195,708.92   6.80       7.95
  43                --      --        --     135,661,573.30    8.35      9.50     41,183,426.99   6.80       7.95
  44                --      --        --     132,406,260.56    8.35      9.50     40,195,196.27   6.80       7.95
  45                --      --        --     129,228,303.50    8.35      9.50     39,230,448.79   6.80       7.95
  46                --      --        --     126,125,875.19    8.95      9.50     38,288,629.92   7.40       7.95
  47                --      --        --     123,097,191.68    8.95      9.50     37,369,198.10   7.40       7.95
  48                --      --        --     120,140,510.98    8.95      9.50     36,471,624.51   7.40       7.95
  49                --      --        --     117,254,132.08    8.95      9.50     35,595,392.79   7.40       7.95
  50                --      --        --     114,436,394.06    8.95      9.50     34,739,998.70   7.40       7.95
  51                --      --        --     111,685,674.98    8.95      9.50     33,904,949.87   7.40       7.95
  52                --      --        --                 --      --        --                --     --         --

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

              -------------------------------------------------
                        Class A-3 Target Balance Schedule
              -------------------------------------------------

              Distribution Date Month        Target Balance ($)
              -----------------------        -----------------
                  August 2011                  $15,960,164.63
                 September 2011                $14,577,517.26
                  October 2011                 $13,201,843.34
                 November 2011                 $11,833,105.47
                 December 2011                 $10,471,266.42
                  January 2012                  $9,116,289.19
                 February 2012                  $7,768,136.95
                   March 2012                   $6,426,773.07
                   April 2012                   $5,092,161.11
                    May 2012                    $3,764,264.83
                   June 2012                    $2,443,048.18
                   July 2012                    $1,128,475.28
                August 2012 and thereafter                 --
              -------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley
Securitized Products Group         [GRAPHIC OMITTED]               July 22, 2004
--------------------------------------------------------------------------------

                             Computational Materials

                                  $717,130,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                Series 2004-WMC2

                       Mortgage Pass-Through Certificates

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley
Securitized Products Group         [GRAPHIC OMITTED]               July 22, 2004
--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley
Securitized Products Group         [GRAPHIC OMITTED]               July 22, 2004
--------------------------------------------------------------------------------

                           Approximately $717,130,000
               Morgan Stanley ABS Capital I Inc., Series 2004-WMC2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                              HomEq Servicing Corp
                                    Servicer

                             Transaction Highlights


----------------------------------------------------------------------------------------------------------------------------
                                       Expected                     Modified
                                       Ratings       Avg Life to    Duration                                      Initial
Offered                              (S&P/Fitch/        Call /     To Call Mty       Payment Window To         Subordination
Classes   Description  Balance(4)      Moody's)       Mty (1)(2)    (1)(2)(3)        Call / Mty (1)(2)             Level
----------------------------------------------------------------------------------------------------------------------------
  A-1     Not Offered  565,874,000   AAA/AAA/Aaa     2.69 / 2.92        ***Not Offered***                         20.25%
  A-2       Floater    200,000,000   AAA/AAA/Aaa     2.68 / 2.89   2.58 / 2.77  09/04 - 08/12 / 09/04 - 08/21     20.25%
  A-3       Floater    155,750,000   AAA/AAA/Aaa     1.04 / 1.04   1.03 / 1.03  09/04 - 10/06 / 09/04 - 10/06     20.25%
  A-4       Floater     59,253,000   AAA/AAA/Aaa     2.91 / 2.91   2.85 / 2.85  10/06 - 10/08 / 10/06 - 10/08     20.25%
  A-5       Floater     63,200,000   AAA/AAA/Aaa     6.50 / 7.45   6.12 / 6.91  10/08 - 08/12 / 10/08 - 08/21     20.25%
  M-1       Floater     91,643,000    AA/AA/Aa2      5.35 / 5.91   5.06 / 5.52  11/07 - 08/12 / 11/07 - 05/19     13.25%
  M-2       Floater     68,732,000     A/A/A2        5.32 / 5.82   4.93 / 5.32  10/07 - 08/12 / 10/07 - 01/18      8.00%
  M-3       Floater     22,911,000    A-/A-/A3       5.32 / 5.74   4.89 / 5.22  10/07 - 08/12 / 10/07 - 06/16      6.25%
  B-1       Floater     19,638,000  BBB+/BBB+/Baa1   5.30 / 5.66   4.80 / 5.07  09/07 - 08/12 / 09/07 - 08/15      4.75%
  B-2       Floater     16,365,000   BBB/BBB/Baa2    5.30 / 5.56   4.79 / 4.98  09/07 - 08/12 / 09/07 - 09/14      3.50%
  B-3       Floater     19,638,000  BBB-/BBB-/Baa3   5.28 / 5.34   4.54 / 4.58  09/07 - 08/12 / 09/07 - 09/13      2.00%
----------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

---------------------
Offered
Classes    Benchmark
---------------------
  A-1     1 Mo. LIBOR
  A-2     1 Mo. LIBOR
  A-3     1 Mo. LIBOR
  A-4     1 Mo. LIBOR
  A-5     1 Mo. LIBOR
  M-1     1 Mo. LIBOR
  M-2     1 Mo. LIBOR
  M-3     1 Mo. LIBOR
  B-1     1 Mo. LIBOR
  B-2     1 Mo. LIBOR
  B-3     1 Mo. LIBOR
---------------------

Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----   (2)   Based on the pricing prepayment speed. See details below.
        (3)   Assumes pricing at par.
        (4)   Bond sizes subject to a variance of plus or minus 5%.

    Issuer:           Morgan Stanley ABS Capital I Inc. Trust 2004-WMC2.

    Depositor:        Morgan Stanley ABS Capital I Inc.

    Originator:       WMC Mortgage Corp.

    Servicer:         HomEq Servicing Corp.

    Trustee:          Deutsche Bank National Trust Company.

    Managers:         Morgan Stanley (lead manager), Blaylock & Partners, L.P.
                      and Utendahl Capital Partners, L.P.

    Rating Agencies:  Standard & Poor's, Fitch Ratings and Moody's Investors
                      Service.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Offered Certificates:   The Class A-2, A-3, A-4, A-5, M-1, M-2, M-3, B-1, B-2
                        and B-3 Certificates.

Class A Certificates:   The Class A-1, A-2, A-3, A-4 and A-5 Certificates.

Group II Class A        The Class A-2, Class A-3, Class A-4 and Class A-5
Certificates:           Certificates.

Group II Class A        The Class A-3, Class A-4 and Class A-5 Certificates.
Sequential
Certificates:

Class A Certificate     The Class A-1 Certificates and Group II Class A
Group:                  Certificates, as applicable.

Expected Closing        August 19, 2004 through DTC and Euroclear or
Date:                   Clearstream. The Certificates will be sold without
                        accrued interest.

Cut-off Date:           August 1, 2004

Distribution Dates:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning September 27, 2004.

Final Scheduled         For the Class A-3 Certificates, the Distribution Date
Distribution Date:      occurring in [August 2013], and for all other Offered
                        Certificates, the Distribution Date occurring in July
                        2034.

Minimum Denomination:   The Offered Certificates will be issued and available in
                        denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:             For any Distribution Date, the calendar month preceding
                        the month in which that Distribution Date occurs.

Interest Accrual        The interest accrual period for the Offered Certificates
Period:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

Mortgage Loans:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential, first-lien and second-lien mortgage loans.

Group I Mortgage        Approximately $709.6 million of Mortgage Loans with
Loans:                  original principal balances that conform to the original
                        principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage       Approximately $599.6 million of Mortgage Loans that
Loans:                  predominantly have original principal balances that may
                        or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment      o     Fixed Rate Mortgage Loans: CPR starting at
Speed:                        approximately 1.5333% CPR in month 1 and
                              increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter
                        o     ARM Mortgage Loans: 25% CPR

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Credit Enhancement:     The Offered Certificates are credit enhanced by:
                        1)    Net monthly excess cashflow from the Mortgage
                              Loans,
                        2)    2.00% overcollateralization (funded upfront). On
                              and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, provided, however, that if, on any distribution date, a Trigger Event exists, the required overcollateralization will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's required overcollateralization until the distribution date on which a Trigger Event no longer exists; and
                        3)    Subordination of distributions on the more
                              subordinate classes of certificates (if
                              applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement      For any Distribution Date, the percentage obtained by
Percentage:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:         The later to occur of:
                        (x)   The earlier of:
                              (a) The Distribution Date occurring in September 2007; and
                              (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                        (y)   The first Distribution Date on which the Senior
                              Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 40.50%.

Trigger Event:          Either a Delinquency Trigger Event or a Cumulative Loss
                        Trigger Event.

Delinquency Trigger     A Delinquency Trigger Event is in effect on any
Event:                  Distribution Date if on that Distribution Date the 60
                        Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage. The 60 Day+
                        Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss         A Cumulative Loss Trigger Event is in effect on any
Trigger Event:          Distribution Date if the aggregate amount of Realized
                        Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                        Months 37- 48     [3.25] for the first month, plus an
                                          additional 1/12th of [1.75] for each
                                          month thereafter (e.g., [4.125] in
                                          Month 43)
                        Months 49- 60     [5.00] for the first month, plus an
                                          additional 1/12th of [1.25] for each
                                          month thereafter (e.g., [5.625] in
                                          Month 55)
                        Months 61- 72     [6.25] for the first month, plus an
                                          additional 1/12th of [0.50] for each
                                          month thereafter (e.g., [6.500] in
                                          Month 67)
                        Months 72-        [6.75]
                        thereafter

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Initial                 Class A:        20.25%
Subordination           Class M-1:      13.25%
Percentage:             Class M-2:       8.00%
                        Class M-3:       6.25%
                        Class B-1:       4.75%
                        Class B-2:       3.50%
                        Class B-3:       2.00%

Optional Clean-up       When the current aggregate principal balance of the
Call:                   Mortgage Loans is less than or equal to 10% of the
                        aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Class A-1 Pass-         The Class A-1 Certificates will accrue interest at a
Through Rate:           variable rate equal to the least of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2, A-3, A-4     The Class A-2, A-3, A-4 and A-5 Certificates will accrue
and A-5 Pass-           interest at a variable rate equal to the least of (i)
Through Rate:           one-month LIBOR plus [] bps ([] bps after the first
                        distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the
                        WAC Cap.

Class M-1               The Class M-1 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class M-2               The Class M-2 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class M-3               The Class M-3 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class B-1               The Class B-1 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class B-2               The Class B-2 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class B-3               The Class B-3 Certificates will accrue interest at a
Pass-Through Rate:      variable rate equal to the lesser of (i) one-month LIBOR
                        plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:       As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:      As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 Basis Risk    As to any Distribution Date, the supplemental interest
Carry Forward Amount:   amount for the Class A-1 Certificates will equal the sum
                        of:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                        (ii)  Any Class A-1 Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) Interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2, A-3, A-4     As to any Distribution Date, the supplemental interest
and A-5 Basis Risk      amount for each of the Class A-2, A-3, A-4 and A-5
Carry Forward Amount:   Certificates will equal the sum of:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-2, A-3, A-4 and A-5 Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)  Any Class A-2, A-3, A-4 and A-5 Basis Risk Carry
                              Forward Amount remaining unpaid from prior
                              Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              related Class A-2, A-3, A-4 and A-5 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). Carry Forward Amount: Group II Cap or WAC Cap).

Class M-1, M-2, M-3,    As to any Distribution Date, the supplemental interest
B-1, B-2 and B-3        amount for each of the Class M-1, M-2, M-3, B-1, B-2 and
Basis Risk Carry        B-3 Certificates will equal the sum of:
Forward Amounts:        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                        (ii)  Any Basis Risk Carry Forward Amount for such class
                              remaining unpaid for such Certificate from prior
                              Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Interest                On each Distribution Date and after payments of
Distributions on        servicing and trustee fees and other expenses, interest
Offered Certificates:   distributions from the Interest Remittance Amount will
                        be allocated as follows:
                        (i)    The portion of the Interest Remittance Amount
                               attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata to the Group II Class A Certificates;
                        (ii)   The portion of the Interest Remittance Amount
                               attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, to the Class A-1 Certificates;
                        (iii)  To the Class M-1 Certificates, its Accrued
                               Certificate Interest;
                        (iv)   To the Class M-2 Certificates, its Accrued
                               Certificate Interest;
                        (v)    To the Class M-3 Certificates, its Accrued
                               Certificate Interest;
                        (vi)   To the Class B-1 Certificates, its Accrued
                               Certificate Interest;
                        (vii)  To the Class B-2 Certificates, its Accrued
                               Certificate Interest; and
                        (viii) To the Class B-3 Certificates, its Accrued
                               Certificate Interest.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Principal               On each Distribution Date (a) prior to the Stepdown Date
Distributions on        or (b) on which a Trigger Event is in effect, principal
Offered Certificates:   distributions from the Principal Distribution Amount
                        will be allocated as follows:
                        (i)   to the Class A Certificates, allocated between the
                              Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)  to the Class M-1 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (iv)  to the Class M-3 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (v)   to the Class B-1 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (vi)  to the Class B-2 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero; and
                        (vii) to the Class B-3 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero.
                        On each Distribution Date (a) on or after the Stepdown
                        Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal
                        Distribution Amount will be allocated as follows:
                        (i)   to the Class A Certificates, the lesser of the
                              Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)  to the Class M-1 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iv)  to the Class M-3 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (v)   to the Class B-1 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (vi)  to the Class B-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                        (vii) to the Class B-3 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A Principal       Except as described below, the Group II Class A
Allocation:             Sequential Certificates will receive principal
                        sequentially; the Class A-4 Certificates will not receive principal distributions until the Certificate
                        Principal Balance of the Class A-3 Certificates has been reduced to zero, and the Class A-5 Certificates will not receive principal distributions until the Certificate
                        Principal Balance of the Class A-4 Certificates has been reduced to zero.

                        All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                        However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                        Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Class A-2 Certificates and the Group II Class A Sequential Certificates. Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-5 Certificates, until their Class Certificate Balance has been reduced to zero.

                        Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates with the exception that if a Class A-3 Accelerated Amortization Event is also in effect, principal distributions to the Group II Class A Certificates will be sequential to the Class A-3 Certificates and then pro rata between the Class A-2, Class A-4 and Class A-5 Certificates.

Group II Class A        Beginning on the first Distribution Date, and for a
Interest Rate Cap:      period of 35 months thereafter, an Interest Rate Cap
                        will be entered into by the Trust for the benefit of the Group II Class A Certificates.

                        For its duration, the Group II Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Group II Class A Interest Rate Cap Payment") as described on the schedule herein.

Group II Class A        The Group II Class A Interest Rate Cap Payment shall be
Interest Rate Cap       available to pay any Basis Risk Carry Forward Amount due
Payment Allocation:     to the Class A-2, A-3, A-4 and A-5 Certificates on a pro
                        rata basis.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class M Interest        Beginning on the first Distribution Date, and for a
Rate Cap:               period of 50 months thereafter, an Interest Rate Cap
                        will be entered into by the Trust for the benefit of the Class M Certificates.

                        For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest        The Class M Interest Rate Cap Payment shall be available
Rate Cap Payment        to pay any Basis Risk Carry Forward Amount due to the
Allocation:             Class M-1, Class M-2 and Class M-3 Certificates on a pro
                        rata basis.

Class B Interest        Beginning on the first Distribution Date, and for a
Rate Cap:               period of 50 months thereafter, an Interest Rate Cap
                        will be entered into by the Trust for the benefit of the Class B Certificates.

                        For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest        The Class B Interest Rate Cap Payment shall be available
Rate Cap Payment        to pay any Basis Risk Carry Forward Amount due to the
Allocation:             Class B-1, Class B-2 and Class B-3 Certificates on a pro
                        rata basis.

Allocation of Net       For any Distribution Date, any Net Monthly Excess
Monthly Excess          Cashflow shall be paid as follows:
Cashflow:               (i)   to the Class M-1 Certificates, the unpaid interest
                              shortfall amount;
                        (ii)  to the Class M-1 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (iii) to the Class M-2 Certificates, the unpaid interest
                              shortfall amount;
                        (iv)  to the Class M-2 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (v)   to the Class M-3 Certificates, the unpaid interest
                              shortfall amount;
                        (vi)  to the Class M-3 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (vii) to the Class B-1 Certificates, the unpaid interest
                              shortfall amount;
                        (viii)to the Class B-1 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (ix)  to the Class B-2 Certificates, the unpaid interest
                              shortfall amount;
                        (x)   to the Class B-2 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (xi)  to the Class B-3 Certificates, the unpaid interest
                              shortfall amount;
                        (xii) to the Class B-3 Certificates, the allocated
                              unreimbursed realized loss amount;
                        (xiii)concurrently, any Class A-1 Basis Risk Carry
                              Forward Amount to the Class A-1 Certificates, and any Group II Class A Basis Risk Carry Forward
                              Amount to the Group II Class A Certificates; and
                        (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2
                              and B-3 Certificates, in such order, any Basis
                              Risk Carry Forward Amount for such classes; and
                        (xv)  in the event that a Class A-3 Accelerated
                              Amortization Event is in effect, to the Class A-3 certificates as additional principal in the amount equal to the Class A-3 Accelerated Amortization
                              Amount until their Class Certificate Balance has been reduced to zero.

Interest Remittance     For any Distribution Date, the portion of available
Amount:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Accrued Certificate     For any Distribution Date and each class of Offered
Interest:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal               On any Distribution Date, the sum of (i) the Basic
Distribution Amount:    Principal Distribution Amount and (ii) the Extra
                        Principal Distribution Amount.

Basic Principal         On any Distribution Date, the excess of (i) the
Distribution Amount:    aggregate principal remittance amount over (ii) the
                        Excess Subordinated Amount, if any.

Net Monthly Excess      For any Distribution Date is the amount of funds
Cashflow:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

Extra Principal         For any Distribution Date, the lesser of (i) the excess
Distribution Amount:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                        Distribution Date.

Excess Subordinated     For any Distribution Date, means the excess, if any of
Amount:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

Class A Principal       For any Distribution Date, the percentage equivalent of
Allocation              a fraction, determined as follows: (i) in the case of
Percentage:             the Class A-1 Certificates the numerator of which is (x)
                        the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                        Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal       For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the aggregate Certificate Principal Balance of
                        the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 59.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period over $6,545,939.

Class A-3 Accelerated   With respect to any Distribution Date beginning with the
Amortization Event:     Distribution Date in [August 2011], until the Class
                        Certificate Balance of the Class A-3 Certificates has been reduced to zero, a Class A-3 Accelerated
                        Amortization Event exists if the Class Certificate
                        Balance of the Class A-3 Certificates (after application of the Principal Distribution Amount on that Distribution Date) exceeds a target amount for such Distribution Date, as set forth on the Class A-3 Target
                        Balance Schedule attached hereto.

Class A-3               With respect to any Distribution Date, the lesser of (a)
Accelerated             the amount of funds remaining after making payments
Amortization Amount:    pursuant to clause (xiv) of the Allocation of Net
                        Monthly Excess Cashflow described above and (b) the Class Certificate Balance of the Class A-3 certificates
                        (after application of the related Principal Distribution
                        Amount on that Distribution Date).

Class M-1 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,545,939.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class M-2 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $6,545,939.

Class M-3 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,545,939.

Class B-1 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date) and (v) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $6,545,939.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-2 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,545,939.

Class B-3 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date), (vi) the
                        Certificate Principal Balance of the Class B-2
                        Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such
                        Distribution Date) and (vii) the Certificate Principal
                        Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $6,545,939.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Trust Tax Status:       REMIC.

ERISA Eligibility:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA Eligibility:      It is not anticipated that any of the Offered
                        Certificates will be SMMEA eligible.

Prospectus:             The Class A-2, Class A-3, Class A-4, Class A-5, Class
                        M-1, Class M-2, Class M-3, Class B-1, Class B-2 and
                        Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL


-------------------------------------------------------------------------------------------------------------------
      PPC (%)                       50          60         75          100         125         150         175
-------------------------------------------------------------------------------------------------------------------
 A-2  WAL (yrs)                    5.28        4.49       3.61         2.68        2.03        1.52        1.17
      First Payment Date         9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009   7/25/2007
      Window                      1 - 181     1 - 158    1 - 128      1 - 96      1 - 75      1 - 61      1 - 35

 A-3  WAL (yrs)                    2.03        1.70       1.38         1.04        0.83        0.69        0.58
      First Payment Date         9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity   12/25/2008   3/25/2008   7/25/2007  10/25/2006   4/25/2006   1/25/2006  10/25/2005
      Window                      1 - 52      1 - 43     1 - 35       1 - 26      1 - 20      1 - 17      1 - 14

 A-4  WAL (yrs)                    6.02        5.05       4.04         2.91        2.17        1.77        1.48
      First Payment Date        12/25/2008   3/25/2008   7/25/2007  10/25/2006   4/25/2006   1/25/2006  10/25/2005
      Expected Final Maturity    1/25/2013   9/25/2011   4/25/2010  10/25/2008   4/25/2007  10/25/2006   6/25/2006
      Window                     52 - 101     43 - 85    35 - 68     26 - 50     20 - 32     17 - 26     14 - 22

 A-5  WAL (yrs)                   12.61       10.81       8.72         6.50        4.85        3.32        2.33
      First Payment Date         1/25/2013   9/25/2011   4/25/2010  10/25/2008   4/25/2007  10/25/2006   6/25/2006
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009   7/25/2007
      Window                     101 - 181   85 - 158    68 - 128    50 - 96     32 - 75     26 - 61     22 - 35

 M-1  WAL                         10.24        8.75       7.05         5.35        4.63        4.64        4.16
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  11/25/2007   3/25/2008   7/25/2008   7/25/2007
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    39 - 96     43 - 75      47 - 61    35 - 50

 M-2  WAL                         10.24        8.75       7.05         5.32        4.45        4.09        3.96
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  10/25/2007  12/25/2007   2/25/2008   3/25/2008
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    38 - 96     40 - 75      42 - 61    43 - 50

 M-3  WAL                         10.24        8.75       7.05         5.32        4.39        3.93        3.65
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  10/25/2007  11/25/2007  12/25/2007   1/25/2008
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    38 - 96     39 - 75      40 - 61    41 - 50

 B-1  WAL                         10.24        8.75       7.05         5.30        4.37        3.87        3.55
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  10/25/2007  11/25/2007  11/25/2007
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    37 - 96     38 - 75      39 - 61    39 - 50

 B-2  WAL                         10.24        8.75       7.05         5.30        4.35        3.83        3.48
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  10/25/2007  10/25/2007  10/25/2007
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    37 - 96     38 - 75      38 - 61    38 - 50

 B-3  WAL                         10.21        8.71       7.02         5.28        4.31        3.78        3.41
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  9/25/2007   10/25/2007  9/25/2007
      Expected Final Maturity    9/25/2019  10/25/2017   4/25/2015   8/25/2012  11/25/2010   9/25/2009  10/25/2008
      Window                     60 - 181    51 - 158    41 - 128    37 - 96     37 - 75      38 - 61    37 - 50
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY


-------------------------------------------------------------------------------------------------------------------
      PPC (%)                       50          60          75          100        125         150         175
--------------------------------------------------------------------------------------------------------------------
 A-2  WAL (yrs)                    5.63        4.80         3.89        2.89        2.20        1.65        1.17
      First Payment Date         9/25/2004  9/25/2004    9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity   12/25/2031  3/25/2030   11/25/2026   8/25/2021   4/25/2018   8/25/2015   7/25/2007
      Window                      1 - 328    1 - 307     1 - 267      1 - 204    1 - 164     1 - 132      1 - 35

 A-3  WAL (yrs)                    2.03        1.70        1.38        1.04        0.83        0.69        0.58
      First Payment Date         9/25/2004  9/25/2004    9/25/2004   9/25/2004   9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity   12/25/2008  3/25/2008    7/25/2007  10/25/2006   4/25/2006   1/25/2006  10/25/2005
      Window                      1 - 52      1 - 43      1 - 35      1 - 26      1 - 20      1 - 17      1 - 14

 A-4  WAL (yrs)                    6.02        5.05        4.04        2.91        2.17        1.77        1.48
      First Payment Date        12/25/2008   3/25/2008   7/25/2007  10/25/2006   4/25/2006   1/25/2006  10/25/2005
      Expected Final Maturity    1/25/2013   9/25/2011   4/25/2010  10/25/2008   4/25/2007  10/25/2006   6/25/2006
      Window                     52 - 101     43 - 85     35 - 68     26 - 50     20 - 32     17 - 26     14 - 22

 A-5  WAL (yrs)                    14.15      12.21        9.96        7.45        5.61        3.92        2.33
      First Payment Date         1/25/2013   9/25/2011   4/25/2010  10/25/2008   4/25/2007  10/25/2006   6/25/2006
      Expected Final Maturity   12/25/2031   3/25/2030  11/25/2026   8/25/2021   4/25/2018   8/25/2015   7/25/2007
      Window                     101 - 328   85 - 307    68 - 267    50 - 204    32 - 164    26 - 132    22 - 35

 M-1  WAL                          11.12       9.54        7.76        5.91        5.08        5.00        5.85
      First Payment Date         8/25/2009  11/25/2008  1/25/2008   11/25/2007   3/25/2008   7/25/2008   7/25/2007
      Expected Final Maturity    8/25/2029   3/25/2027   9/25/2023   5/25/2019   4/25/2016   2/25/2014   1/25/2014
      Window                     60 - 300    51 - 271    41 - 229    39 - 177    43 - 140    47 - 114    35 - 113

 M-2  WAL                          11.05       9.46        7.69        5.82        4.85        4.41        4.24
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  10/25/2007  12/25/2007   2/25/2008   3/25/2008
      Expected Final Maturity    1/25/2028   7/25/2025   1/25/2022   1/25/2018   3/25/2015   3/25/2013   9/25/2011
      Window                     60 - 281    51 - 251    41 - 209    38 - 161    40 - 127    42 - 103    43 - 85

 M-3  WAL                          10.95       9.36        7.60        5.74        4.73        4.20        3.88
      First Payment Date         8/25/2009  11/25/2008   1/25/2008  10/25/2007  11/25/2007  12/25/2007   1/25/2008
      Expected Final Maturity   11/25/2025   4/25/2023   1/25/2020   6/25/2016  11/25/2013   2/25/2012  11/25/2010
      Window                     60 - 255    51 - 224    41 - 185    38 - 142    39 - 111    40 - 90     41 - 75

 B-1  WAL                          10.84       9.26        7.53        5.66        4.65        4.10        3.75
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  10/25/2007  11/25/2007  11/25/2007
      Expected Final Maturity    9/25/2024   2/25/2022   4/25/2019   8/25/2015   4/25/2013   8/25/2011   6/25/2010
      Window                     60 - 241    51 - 210    41 - 176    37 - 132    38 - 104    39 - 84     39 - 70

 B-2  WAL                          10.68       9.11        7.40        5.56        4.55        4.00        3.63
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007  10/25/2007  10/25/2007  10/25/2007
      Expected Final Maturity    4/25/2023  10/25/2020   2/25/2018   9/25/2014   7/25/2012   1/25/2011  12/25/2009
      Window                     60 - 224    51 - 194    41 - 162    37 - 121    38 - 95     38 - 77     38 - 64

 B-3  WAL                          10.33       8.82        7.12        5.34        4.37        3.82        3.45
      First Payment Date         8/25/2009  11/25/2008   1/25/2008   9/25/2007   9/25/2007  10/25/2007   9/25/2007
      Expected Final Maturity    8/25/2021   5/25/2019  10/25/2016   9/25/2013  10/25/2011   5/25/2010   5/25/2009
      Window                     60 - 204    51 - 177    41 - 146    37 - 109    37 - 86     38 - 69     37 - 57
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

------------------------------------------------------------------
      CPR (%)                       20          25          30
------------------------------------------------------------------
 A-2  WAL (yrs)                    3.27        2.55        2.01
      First Payment Date         9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                      1 - 117     1 - 93     1 - 76

 A-3  WAL (yrs)                    1.21        0.96        0.79
      First Payment Date         9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    3/25/2007   8/25/2006   4/25/2006
      Window                      1 - 31     1 - 24      1 - 20

 A-4  WAL (yrs)                    3.65        2.74        2.15
      First Payment Date         3/25/2007   8/25/2006   4/25/2006
      Expected Final Maturity   10/25/2009   9/25/2008   4/25/2007
      Window                     31 - 62      24 - 49    20 - 32

 A-5  WAL (yrs)                    7.97       6.31         4.91
      First Payment Date        10/25/2009   9/25/2008   4/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     62 - 117    49 - 93     32 - 76

 M-1  WAL                          6.41        5.22        4.67
      First Payment Date         9/25/2007  12/25/2007   3/25/2008
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117   40 - 93      43 - 76

 M-2  WAL                          6.41        5.17        4.48
      First Payment Date         9/25/2007  10/25/2007  12/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    38 - 93     40 - 76

 M-3  WAL                          6.41        5.15        4.41
      First Payment Date         9/25/2007  10/25/2007  11/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    38 - 93     39 - 76

 B-1  WAL                          6.41        5.15         4.39
      First Payment Date         9/25/2007   9/25/2007  10/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    37 - 93     38 - 76

 B-2  WAL                          6.41        5.13        4.37
      First Payment Date         9/25/2007   9/25/2007  10/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    37 - 93     38 - 76

 B-3  WAL                          6.37        5.11        4.33
      First Payment Date         9/25/2007   9/25/2007   9/25/2007
      Expected Final Maturity    5/25/2014   5/25/2012  12/25/2010
      Window                     37 - 117    37 - 93     37 - 76
-----------------------------------------------------------------

-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

------------------------------------------------------------------
      CPR (%)                      20           25         30
------------------------------------------------------------------
A-2   WAL (yrs)                   3.54         2.78        2.20
      First Payment Date         9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    6/25/2025   8/25/2021  10/25/2018
      Window                     1 - 250     1 - 204     1 - 170

A-3   WAL (yrs)                    1.21        0.96        0.79
      First Payment Date         9/25/2004   9/25/2004   9/25/2004
      Expected Final Maturity    3/25/2007   8/25/2006   4/25/2006
      Window                      1 - 31      1 - 24      1 - 20

A-4   WAL (yrs)                    3.65        2.74        2.15
      First Payment Date         3/25/2007   8/25/2006   4/25/2006
      Expected Final Maturity   10/25/2009   9/25/2008   4/25/2007
      Window                     31 - 62      24 - 49     20 - 32

A-5   WAL (yrs)                    9.19        7.30        5.73
      First Payment Date        10/25/2009   9/25/2008   4/25/2007
      Expected Final Maturity    6/25/2025   8/25/2021  10/25/2018
      Window                     62 - 250    49 - 204    32 - 170

M-1   WAL                          7.07        5.76        5.12
      First Payment Date         9/25/2007  12/25/2007   3/25/2008
      Expected Final Maturity    4/25/2022   1/25/2019   6/25/2016
      Window                     37 - 212    40 - 173    43 - 142

M-2   WAL                          7.00        5.65        4.88
      First Payment Date         9/25/2007  10/25/2007  12/25/2007
      Expected Final Maturity   10/25/2020   9/25/2017   5/25/2015
      Window                     37 - 194    38 - 157    40 - 129

M-3   WAL                          6.93        5.56        4.75
      First Payment Date         9/25/2007  10/25/2007  11/25/2007
      Expected Final Maturity    1/25/2019   2/25/2016   1/25/2014
      Window                     37 - 173    38 - 138    39 - 113

B-1   WAL                          6.85         5.49         4.68
      First Payment Date         9/25/2007   9/25/2007  10/25/2007
      Expected Final Maturity    1/25/2018   4/25/2015   5/25/2013
      Window                     37 - 161    37 - 128    38 - 105

B-2   WAL                          6.72        5.38        4.58
      First Payment Date         9/25/2007   9/25/2007  10/25/2007
      Expected Final Maturity   12/25/2016   6/25/2014   8/25/2012
      Window                     37 - 148    37 - 118     38 - 96

B-3   WAL                          6.46        5.17        4.39
      First Payment Date         9/25/2007   9/25/2007   9/25/2007
      Expected Final Maturity   10/25/2015   6/25/2013  10/25/2011
      Window                     37 - 134    37 - 106     37 - 86
------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

   0         --            --          --            --          --            --          --           --            --
   1       8.37          8.37        8.37          8.37        8.25          8.25        8.25         8.25          8.25
   2       9.59          9.59        9.59          9.59        9.44          9.44        9.44         9.44          9.44
   3       9.39          9.39        9.39          9.39        9.24          9.24        9.24         9.24          9.24
   4       9.61          9.61        9.61          9.61        9.45          9.45        9.45         9.45          9.45
   5       9.41          9.41        9.41          9.41        9.25          9.25        9.25         9.25          9.25
   6       9.42          9.42        9.42          9.42        9.25          9.25        9.25         9.25          9.25
   7      10.09         10.09       10.09         10.09        9.90          9.90        9.90         9.90          9.90
   8       9.43          9.43        9.43          9.43        9.26          9.26        9.26         9.26          9.26
   9       9.65          9.65        9.65          9.65        9.46          9.46        9.46         9.46          9.46
  10       9.45          9.45        9.45          9.45        9.26          9.26        9.26         9.26          9.26
  11       9.67          9.67        9.67          9.67        9.47          9.47        9.47         9.47          9.47
  12       9.47          9.47        9.47          9.47        9.26          9.26        9.26         9.26          9.26
  13       9.48          9.48        9.48          9.48        9.27          9.27        9.27         9.27          9.27
  14       9.69          9.69        9.69          9.69        9.47          9.47        9.47         9.47          9.47
  15       9.49          9.49        9.49          9.49        9.27          9.27        9.27         9.27          9.27
  16       9.71          9.71        9.71          9.71        9.47          9.47        9.47         9.47          9.47
  17       9.51          9.51        9.51          9.51        9.27          9.27        9.27         9.27          9.27
  18       9.52          9.52        9.52          9.52        9.27          9.27        9.27         9.27          9.27
  19      10.21         10.21       10.21         10.21        9.92          9.92        9.92         9.92          9.92
  20       9.54          9.54        9.54          9.54        9.27          9.27        9.27         9.27          9.27
  21       9.77          9.77        9.77          9.77        9.48          9.48        9.48         9.48          9.48
  22      10.10         10.10       10.10         10.10        9.75          9.75        9.75         9.75          9.75
  23      10.37         10.37       10.37         10.37        9.99          9.99        9.99         9.99          9.99
  24      10.13         10.13       10.13         10.13        9.75          9.75        9.75         9.75          9.75
  25      10.15         10.15       10.15         10.15        9.75          9.75        9.75         9.75          9.75
  26      10.42         10.42       10.42         10.42        9.99          9.99        9.99         9.99          9.99
  27      10.18            --       10.18         10.18        9.76          9.76        9.76         9.76          9.76
  28      10.74            --       10.74         10.74       10.26         10.26       10.26        10.26         10.26
  29      10.48            --       10.48         10.48       10.00         10.00       10.00        10.00         10.00
  30      10.50            --       10.50         10.50       10.00         10.00       10.00        10.00         10.00
  31      11.43            --       11.43         11.43       10.84         10.84       10.84        10.84         10.84
  32      10.55            --       10.55         10.55       10.00         10.00       10.00        10.00         10.00
  33      10.88            --       10.88         10.88       10.27         10.27       10.27        10.27         10.27
  34      10.86            --       10.86         10.86       10.43         10.43       10.43        10.23         10.23
  35      11.20            --       11.20         11.20       10.71         10.71       10.71        10.51         10.51
  36      10.92            --       10.92         10.92       10.43         10.43       10.43        10.23         10.23
  37      26.13            --       26.13         26.13       10.43         10.43       10.43        10.23         10.23
  38      11.66            --       11.66         11.66       10.71         10.71       10.71        10.51         10.51
  39      11.23            --       11.23         11.23       10.43         10.43       10.43        10.23         10.23
  40      12.25            --       12.25         12.25       10.75         10.75       10.75        10.75         10.75
  41      11.79            --       11.79         11.79       10.44         10.44       10.44        10.44         10.44
  42      11.73            --       11.73         11.73       10.44         10.44       10.44        10.44         10.44
  43      12.54            --       12.54         12.54       11.08         11.08       11.08        11.08         11.08
  44      11.73            --       11.73         11.73       10.44         10.44       10.44        10.44         10.44
  45      12.13            --       12.13         12.13       10.76         10.76       10.76        10.76         10.76
  46      12.35            --       12.35         12.35       10.45         10.45       10.45        10.45         10.45

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360

   0           --
   1         8.25
   2         9.44
   3         9.24
   4         9.45
   5         9.25
   6         9.25
   7         9.90
   8         9.26
   9         9.46
  10         9.26
  11         9.47
  12         9.26
  13         9.27
  14         9.47
  15         9.27
  16         9.47
  17         9.27
  18         9.27
  19         9.92
  20         9.27
  21         9.48
  22         9.75
  23         9.99
  24         9.75
  25         9.75
  26         9.99
  27         9.76
  28        10.26
  29        10.00
  30        10.00
  31        10.84
  32        10.00
  33        10.27
  34        10.23
  35        10.51
  36        10.23
  37        10.23
  38        10.51
  39        10.23
  40        10.75
  41        10.44
  42        10.44
  43        11.08
  44        10.44
  45        10.76
  46        10.45

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  47       12.76         --         12.76         12.76       10.78         10.78        10.78        10.78        10.78
  48       12.35         --         12.35         12.35       10.45         10.45        10.45        10.45        10.45
  49       12.35         --         12.35         12.35       10.45         10.45        10.45        10.45        10.45
  50       12.76         --         12.76         12.76       10.78         10.78        10.78        10.78        10.78
  51       12.36         --         12.36         12.36       10.45         10.45        10.45        10.45        10.45
  52       13.29         --            --         13.29       10.75         10.75        10.75        10.75        10.75
  53       12.86         --            --         12.86       10.41         10.41        10.41        10.41        10.41
  54       12.86         --            --         12.86       10.41         10.41        10.41        10.41        10.41
  55       14.24         --            --         14.24       11.52         11.52        11.52        11.52        11.52
  56       12.86         --            --         12.86       10.40         10.40        10.40        10.40        10.40
  57       13.30         --            --         13.30       10.76         10.76        10.76        10.76        10.76
  58       13.18         --            --         13.18       10.60         10.60        10.60        10.60        10.60
  59       13.62         --            --         13.62       10.95         10.95        10.95        10.95        10.95
  60       13.18         --            --         13.18       10.59         10.59        10.59        10.59        10.59
  61       13.18         --            --         13.18       10.59         10.59        10.59        10.59        10.59
  62       13.62         --            --         13.62       10.95         10.95        10.95        10.95        10.95
  63       13.18         --            --         13.18       10.59         10.59        10.59        10.59        10.59
  64       13.69         --            --         13.69       10.99         10.99        10.99        10.99        10.99
  65       13.25         --            --         13.25       10.64         10.64        10.64        10.64        10.64
  66       13.25         --            --         13.25       10.63         10.63        10.63        10.63        10.63
  67       14.67         --            --         14.67       11.77         11.77        11.77        11.77        11.77
  68       13.25         --            --         13.25       10.63         10.63        10.63        10.63        10.63
  69       13.69         --            --         13.69       10.99         10.99        10.99        10.99        10.99
  70       13.31         --            --         13.31       10.67         10.67        10.67        10.67        10.67
  71       13.75         --            --         13.75       11.02         11.02        11.02        11.02        11.02
  72       13.30         --            --         13.30       10.66         10.66        10.66        10.66        10.66
  73       13.30         --            --         13.30       10.66         10.66        10.66        10.66        10.66
  74       13.75         --            --         13.75       11.02         11.02        11.02        11.02        11.02
  75       13.30         --            --         13.30       10.66         10.66        10.66        10.66        10.66
  76       13.79         --            --         13.79       11.04         11.04        11.04        11.04        11.04
  77       13.34         --            --         13.34       10.68         10.68        10.68        10.68        10.68
  78       13.34         --            --         13.34       10.68         10.68        10.68        10.68        10.68
  79       14.77         --            --         14.77       11.83         11.83        11.83        11.83        11.83
  80       13.34         --            --         13.34       10.68         10.68        10.68        10.68        10.68
  81       13.79         --            --         13.79       11.04         11.04        11.04        11.04        11.04
  82       13.36         --            --         13.36       10.69         10.69        10.69        10.69        10.69
  83       13.80         --            --         13.80       11.05         11.05        11.05        11.05        11.05
  84       13.36         --            --         13.36       10.69         10.69        10.69        10.69        10.69
  85       13.36         --            --         13.36       10.69         10.69        10.69        10.69        10.69
  86       13.80         --            --         13.80       11.04         11.04        11.04        11.04        11.04
  87       13.36         --            --         13.36       10.69         10.69        10.69        10.69        10.69
  88       12.02         --            --         12.02       11.04         11.04        11.04        11.04        11.04
  89       11.50         --            --         11.50       10.68         10.68        10.68        10.68        10.68
  90       11.52         --            --         11.52       10.68         10.68        10.68        10.68        10.68
  91       12.33         --            --         12.33       11.42         11.42        11.42        11.42        11.42
  92       11.55         --            --         11.55       10.68         10.68        10.68        10.68        10.68
  93       11.96         --            --         11.96       11.04         11.04        11.04        11.04        11.04

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360

  47        10.78
  48        10.45
  49        10.45
  50        10.78
  51        10.45
  52        10.75
  53        10.41
  54        10.41
  55        11.52
  56        10.40
  57        10.76
  58        10.60
  59        10.95
  60        10.59
  61        10.59
  62        10.95
  63        10.59
  64        10.99
  65        10.64
  66        10.63
  67        11.77
  68        10.63
  69        10.99
  70        10.67
  71        11.02
  72        10.66
  73        10.66
  74        11.02
  75        10.66
  76        11.04
  77        10.68
  78        10.68
  79        11.83
  80        10.68
  81        11.04
  82        10.69
  83        11.05
  84        10.69
  85        10.69
  86        11.04
  87        10.69
  88        11.04
  89        10.68
  90        10.68
  91        11.42
  92        10.68
  93        11.04

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

   94     11.59           --           --         11.59       10.68         10.68        10.68       10.68        10.68
   95     12.00           --           --         12.00       11.04         11.04        11.04       11.04        11.04
   96     11.63           --           --         11.63       10.68         10.68        10.68       10.68        10.68
   97     11.65           --           --         11.65       10.68         10.68        10.68       10.68        10.68
   98     12.06           --           --         12.06       11.03         11.03        11.03       11.03        11.03
   99     11.69           --           --         11.69       10.68         10.68        10.68       10.68        10.68
  100     12.11           --           --         12.11       11.03         11.03        11.03       11.03        11.03
  101     11.74           --           --         11.74       10.67         10.67        10.67       10.67        10.67
  102     11.76           --           --         11.76       10.67         10.67        10.67       10.67        10.67
  103     13.05           --           --         13.05       11.82         11.82        11.82       11.82        11.82
  104     11.81           --           --         11.81       10.67         10.67        10.67       10.67        10.67
  105     12.23           --           --         12.23       11.03         11.03        11.03       11.03        11.03
  106     11.86           --           --         11.86       10.67         10.67        10.67       10.67        10.67
  107     12.28           --           --         12.28       11.03         11.03        11.03       11.03        11.03
  108     11.92           --           --         11.92       10.67         10.67        10.67       10.67        10.67
  109     11.94           --           --         11.94       10.67         10.67        10.67       10.67        10.67
  110     12.37           --           --         12.37       11.02         11.02        11.02       11.02        11.02
  111     12.00           --           --         12.00       10.67         10.67        10.67       10.67        10.67
  112     12.43           --           --         12.43       11.02         11.02        11.02       11.02        11.02
  113     12.06           --           --         12.06       10.67         10.67        10.67       10.67        10.67
  114     12.10           --           --         12.10       10.67         10.67        10.67       10.67        10.67
  115     13.43           --           --         13.43       11.81         11.81        11.81       11.81        11.81
  116     12.16           --           --         12.16       10.66         10.66        10.66       10.66        10.66
  117     12.60           --           --         12.60       11.02         11.02        11.02       11.02        11.02
  118     12.23           --           --         12.23       10.66         10.66        10.66       10.66        10.66
  119     12.68           --           --         12.68       11.02         11.02        11.02       11.02        11.02
  120     12.31           --           --         12.31       10.66         10.66        10.66       10.66        10.66
  121     12.34           --           --         12.34       10.66         10.66        10.66       10.66        10.66
  122     12.80           --           --         12.80       11.02         11.02        11.02       11.02        11.02
  123     12.42           --           --         12.42       10.66         10.66        10.66       10.66        10.66
  124     12.88           --           --         12.88       11.01         11.01        11.01       11.01           --
  125     12.51           --           --         12.51       10.66         10.66        10.66       10.66           --
  126     12.55           --           --         12.55       10.66         10.66        10.66       10.66           --
  127     13.94           --           --         13.94       11.80         11.80        11.80       11.80           --
  128     12.64           --           --         12.64       10.66         10.66        10.66       10.66           --
  129     13.11           --           --         13.11       11.01         11.01        11.01       11.01           --
  130     12.74           --           --         12.74       10.66         10.66        10.66       10.66           --
  131     13.21           --           --         13.21       11.01         11.01        11.01       11.01           --
  132     12.84           --           --         12.84       10.65         10.65        10.65       10.65           --
  133     12.89           --           --         12.89       10.65         10.65        10.65       10.65           --
  134     13.37           --           --         13.37       11.01         11.01        11.01       11.01           --
  135     13.00           --           --         13.00       10.65         10.65        10.65          --           --
  136     13.49           --           --         13.49       11.01         11.01        11.01          --           --
  137     13.11           --           --         13.11       10.65         10.65        10.65          --           --
  138     13.17           --           --         13.17       10.65         10.65        10.65          --           --
  139     14.14           --           --         14.14       11.39         11.39        11.39          --           --
  140     13.29           --           --         13.29       10.65         10.65        10.65          --           --

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360

   94      10.68
   95      11.04
   96      10.68
   97      10.68
   98      11.03
   99      10.68
  100      11.03
  101      10.67
  102      10.67
  103      11.82
  104      10.67
  105      11.03
  106      10.67
  107      11.03
  108      10.67
  109      10.67
  110      11.02
  111      10.67
  112         --
  113         --
  114         --
  115         --
  116         --
  117         --
  118         --
  119         --
  120         --
  121         --
  122         --
  123         --
  124         --
  125         --
  126         --
  127         --
  128         --
  129         --
  130         --
  131         --
  132         --
  133         --
  134         --
  135         --
  136         --
  137         --
  138         --
  139         --
  140         --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  141     13.80           --           --         13.80       11.01         11.01        11.01          --           --
  142     13.42           --           --         13.42       10.65         10.65        10.65          --           --
  143     13.94           --           --         13.94       11.00         11.00        11.00          --           --
  144     13.56           --           --         13.56       10.65         10.65        10.65          --           --
  145     13.63           --           --         13.63       10.65         10.65           --          --           --
  146     14.16           --           --         14.16       11.00         11.00           --          --           --
  147     13.78           --           --         13.78       10.65         10.65           --          --           --
  148     14.32           --           --         14.32       11.00         11.00           --          --           --
  149     13.93           --           --         13.93       10.65         10.65           --          --           --
  150     14.02           --           --         14.02       10.65         10.65           --          --           --
  151     15.61           --           --         15.61       11.79         11.79           --          --           --
  152     14.18           --           --         14.18       10.65         10.65           --          --           --
  153     14.75           --           --         14.75       11.00         11.00           --          --           --
  154     14.36           --           --         14.36       10.65         10.65           --          --           --
  155     14.94           --           --         14.94       11.00         11.00           --          --           --
  156     14.55           --           --         14.55       10.65         10.65           --          --           --
  157     14.65           --           --         14.65       10.65         10.65           --          --           --
  158     15.24           --           --         15.24       11.00         11.00           --          --           --
  159     14.85           --           --         14.85       10.64         10.64           --          --           --
  160     15.45           --           --         15.45       11.00         11.00           --          --           --
  161     15.06           --           --         15.06       10.64         10.64           --          --           --
  162     15.17           --           --         15.17       10.64         10.64           --          --           --
  163     16.92           --           --         16.92       11.78         11.78           --          --           --
  164     15.40           --           --         15.40       10.64         10.64           --          --           --
  165     16.04           --           --         16.04       11.00            --           --          --           --
  166     15.64           --           --         15.64       10.64            --           --          --           --
  167     16.30           --           --         16.30       11.00            --           --          --           --
  168     15.90           --           --         15.90       10.64            --           --          --           --
  169     16.03           --           --         16.03       10.64            --           --          --           --
  170     16.71           --           --         16.71       11.00            --           --          --           --
  171     16.31           --           --         16.31       10.64            --           --          --           --
  172     17.00           --           --         17.00       11.00            --           --          --           --
  173     16.60           --           --         16.60       10.64            --           --          --           --
  174     16.76           --           --         16.76       10.64            --           --          --           --
  175     18.72           --           --         18.72       11.78            --           --          --           --
  176     17.07           --           --         17.07       10.64            --           --          --           --
  177     17.98           --           --         17.98       11.02            --           --          --           --
  178     18.05           --           --         18.05       10.72            --           --          --           --
  179     18.93           --           --         18.93          --            --           --          --           --
  180     18.66           --           --         18.66          --            --           --          --           --
  181     19.02           --           --         19.02          --            --           --          --           --
  182     20.05           --           --         20.05          --            --           --          --           --
  183     19.81           --           --         19.81          --            --           --          --           --
  184     20.93           --           --         20.93          --            --           --          --           --
  185     20.73           --           --         20.73          --            --           --          --           --
  186     21.24           --           --         21.24          --            --           --          --           --
  187     23.29           --           --         23.29          --            --           --          --           --

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360

  141         --
  142         --
  143         --
  144         --
  145         --
  146         --
  147         --
  148         --
  149         --
  150         --
  151         --
  152         --
  153         --
  154         --
  155         --
  156         --
  157         --
  158         --
  159         --
  160         --
  161         --
  162         --
  163         --
  164         --
  165         --
  166         --
  167         --
  168         --
  169         --
  170         --
  171         --
  172         --
  173         --
  174         --
  175         --
  176         --
  177         --
  178         --
  179         --
  180         --
  181         --
  182         --
  183         --
  184         --
  185         --
  186         --
  187         --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period  A-2 Cap (%)  A-3 Cap (%)  A-4 Cap (%)  A-5 Cap (%)  M-1 Cap (%)  M-2 Cap (%)  M-3 Cap (%)  B-1 Cap (%)  B-2 Cap (%)
------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
        Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  188     22.38           --           --         22.38          --            --           --          --           --
  189     23.80           --           --         23.80          --            --           --          --           --
  190     23.74           --           --         23.74          --            --           --          --           --
  191     25.33           --           --         25.33          --            --           --          --           --
  192     25.36           --           --         25.36          --            --           --          --           --
  193     26.30           --           --         26.30          --            --           --          --           --
  194     28.25           --           --         28.25          --            --           --          --           --
  195     28.49           --           --         28.49          --            --           --          --           --
  196     30.78           --           --         30.78          --            --           --          --           --
  197     31.25           --           --         31.25          --            --           --          --           --
  198     32.91           --           --         32.91          --            --           --          --           --
  199     38.54           --           --         38.54          --            --           --          --           --
  200     37.00           --           --         37.00          --            --           --          --           --
  201     40.89           --           --         40.89          --            --           --          --           --
  202     42.61           --           --         42.61          --            --           --          --           --
  203     47.81           --           --         47.81          --            --           --          --           --
  204     50.74           --           --         50.74          --            --           --          --           --
  205     56.35           --           --         56.35          --            --           --          --           --
  206     65.70           --           --         65.70          --            --           --          --           --
  207     73.25           --           --         73.25          --            --           --          --           --
  208     89.72           --           --         89.72          --            --           --          --           --
  209    107.30           --           --        107.30          --            --           --          --           --
  210        --           --           --            --          --            --           --          --           --

[TABLE CONTINUED]

Period    B-3 Cap (%)
------    -----------
          Actual/360

  188         --
  189         --
  190         --
  191         --
  192         --
  193         --
  194         --
  195         --
  196         --
  197         --
  198         --
  199         --
  200         --
  201         --
  202         --
  203         --
  204         --
  205         --
  206         --
  207         --
  208         --
  209         --
  210         --

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Interest Rate Cap Schedules


                Group II Class A Cap                     Class M Cap                        Class B Cap
              -------------------------           --------------------------          -------------------------

Period  Balance ($)     Strike %  Ceiling %  Balance ($)     Strike %  Ceiling %  Balance ($)    Strike %  Ceiling %
  1     478,203,000.00    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  2     465,818,501.84    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  3     453,558,017.77    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  4     441,415,577.28    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  5     429,386,100.70    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  6     417,465,041.91    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  7     405,648,752.72    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  8     393,934,391.43    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  9     382,319,896.29    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  10    370,803,973.14    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  11    359,386,179.94    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  12    348,069,626.54    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  13    336,855,893.05    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  14    325,874,297.31    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  15    315,154,032.74    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  16    304,688,908.71    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  17    294,472,899.45    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  18    284,500,092.88    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  19    274,764,723.33    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  20    265,261,158.41    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  21    255,983,904.90    5.90      9.10     183,286,000.00    5.15      8.35     55,641,000.00   3.60       6.80
  22    246,928,012.58    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  23    238,128,331.15    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  24    229,537,389.15    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  25    221,150,238.30    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  26    212,962,066.36    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  27    204,968,174.35    7.30      9.80     183,286,000.00    6.30      8.80     55,641,000.00   4.75       7.25
  28    197,163,974.00    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  29    189,544,999.09    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  30    182,106,862.09    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  31    174,845,289.34    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  32    167,756,109.75    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  33    160,835,250.46    8.05     10.15     183,286,000.00    6.95      9.05     55,641,000.00   5.40       7.50
  34    154,079,335.66    8.95     10.55     183,286,000.00    7.70      9.50     55,641,000.00   6.15       7.75
  35    147,485,118.41    8.95     10.55     183,286,000.00    7.70      9.50     55,641,000.00   6.15       7.75
  36    141,047,484.09    8.95     10.55     183,286,000.00    7.70      9.50     55,641,000.00   6.15       7.75
  37                --      --        --     183,286,000.00    7.70      9.50     55,641,000.00   6.15       7.75
  38                --      --        --     183,286,000.00    7.70      9.50     46,514,073.88   6.15       7.75
  39                --      --        --     171,830,767.37    7.70      9.50     45,382,748.93   6.15       7.75
  40                --      --        --     160,631,068.12    8.35      9.50     44,294,767.04   6.80       7.95
  41                --      --        --     149,697,351.25    8.35      9.50     43,232,623.72   6.80       7.95
  42                --      --        --     139,023,337.24    8.35      9.50     42,195,708.92   6.80       7.95
  43                --      --        --     135,661,573.30    8.35      9.50     41,183,426.99   6.80       7.95
  44                --      --        --     132,406,260.56    8.35      9.50     40,195,196.27   6.80       7.95
  45                --      --        --     129,228,303.50    8.35      9.50     39,230,448.79   6.80       7.95
  46                --      --        --     126,125,875.19    8.95      9.50     38,288,629.92   7.40       7.95
  47                --      --        --     123,097,191.68    8.95      9.50     37,369,198.10   7.40       7.95
  48                --      --        --     120,140,510.98    8.95      9.50     36,471,624.51   7.40       7.95
  49                --      --        --     117,254,132.08    8.95      9.50     35,595,392.79   7.40       7.95
  50                --      --        --     114,436,394.06    8.95      9.50     34,739,998.70   7.40       7.95
  51                --      --        --     111,685,674.98    8.95      9.50     33,904,949.87   7.40       7.95
  52                --      --        --                 --      --        --                --     --         --

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

              -------------------------------------------------
                        Class A-3 Target Balance Schedule
              -------------------------------------------------

              Distribution Date Month        Target Balance ($)
              -----------------------        ------------------
                  August 2011                  $15,960,164.63
                 September 2011                $14,577,517.26
                  October 2011                 $13,201,843.34
                 November 2011                 $11,833,105.47
                 December 2011                 $10,471,266.42
                  January 2012                  $9,116,289.19
                 February 2012                  $7,768,136.95
                   March 2012                   $6,426,773.07
                   April 2012                   $5,092,161.11
                    May 2012                    $3,764,264.83
                   June 2012                    $2,443,048.18
                   July 2012                    $1,128,475.28
                August 2012 and thereafter                 --
              -------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------